1997 ANNUAL REPORT

Janus Income Funds

Janus Flexible Income Fund
Janus High-Yield Fund
Janus Federal Tax-Exempt Fund
Janus Short-Term Bond Fund
Janus Money Market Fund
Janus Government Money Market Fund
Janus Tax-Exempt Money Market Fund

                                                                 [Logo]    JANUS

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                               TABLE OF CONTENTS
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Flexible Income Fund                                                2
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     Janus High-Yield Fund                                                     6
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     Janus Federal Tax-Exempt Fund                                            10
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     Janus Short-Term Bond Fund                                               13
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     Janus Money Market Fund                                                  16
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     Janus Government Money Market Fund                                       20
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     Janus Tax-Exempt Money Market Fund                                       21
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Statements of Operations - Bond Funds                                         24
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Statements of Assets and Liabilities - Bond Funds                             25
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Statements of Changes in Net Assets - Bond Funds                              26
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Financial Highlights - Bond Funds                                             27
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Statements of Operations - Money Market Funds                                 29
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Statements of Assets and Liabilities - Money Market Funds                     29
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Statements of Changes in Net Assets - Money Market Funds                      30
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Financial Highlights - Money Market Funds                                     31
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Notes to Schedules of Investments                                             32
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Notes to Financial Statements                                                 32
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Report of Independent Accountants                                             35
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Performance Information
     Performance overview graphs on the following pages compare the performance of a $10,000 investment in each Fund since its inception to one or more widely used market indexes. Each graph reflects the lifetime performance of the Fund through October 31, 1997.
     When comparing the performance of a Fund to an Index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the Index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the Index.
     Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the performance overview is each Fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.
     The table provides the name of the foreign currency, settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

OUR MESSAGE TO YOU

Dear Shareholders:
     Over the last 12 months, the U.S. bond market has gone through two distinct periods when two different economic backdrops unfolded. After the economy picked up steam in the first half, more moderate growth prevailed toward year-end.
However, the 30-year U.S. Treasury Bond stayed within a relatively narrow trading band. The long bond saw a high of 7.17% in mid-April, but more recently it traded sharply lower, at 6.15%.
     Our economy remains highly sensitive to any movement in interest rates, which reflects a more efficient environment. An uptick in rates acts as a braking mechanism on growth. And, conversely, the economy quickly perks back up when rates drop. Technological advancements have allowed companies to operate more efficiently, and they can now respond quickly to economic changes. That is what we are experiencing: a truly efficient economy that is enjoying the benefits of a broad increase in efficiency and productivity. This has generally helped control inflation, and explains why the economy remains so sensitive to the rate movements.

The Economy in Review
     Late in 1996 and continuing into 1997, domestic growth picked up rapidly, and yields rose. With any spike in growth, the threat of inflation - real or perceived - takes on increased relevance, and this year was no exception. To stem any potential inflationary pressures, the Federal Reserve raised rates by 25 basis points late in March. Keeping inflation low is the Federal Reserve's number one priority, and its preemptive strike served to keep inflation in check.
     Following the rate hike, the U.S. economy moved into a "Goldilocks Scenario," where everything was just right. Economic growth was solid, and there was little to no inflation, low unem-ployment, and robust corporate earnings. While growth moderated slightly, inflation remained subdued, and the Federal Reserve stayed on the sidelines.
     More recently, the growing turmoil in the Far East and other emerging markets induced international volatility, sending global stock markets dramatically lower at one point. Additionally, the devaluation of Southeast Asian currencies creates the very real possibility that deflationary pressures will become global. This would certainly diminish pricing pressures here at home. Meanwhile, the growing fluctuations were unsettling, and many investors sought safe haven in quality issues. U.S. Treasuries are seen as one of the safest investments in the world, and the 30-year U.S. Treasury bond was a direct beneficiary of this flight to quality. Rates on the long bond ended the period near the low end of their trading range.

Fixed-Income Sector Performance
     During the year, high-yield bonds performed well. The sector generally offers exciting potential, and there was no shortage of corporate offerings. New issuance surged, totaling over $108 billion in calendar 1997. In general, high-yield debt is closely tied to the stock markets, and the combination of a rising equity market and low yields on Treasuries made this asset class even more appealing.
     Investment-grade bonds also posted good results, narrowing the spread (or yield difference) with U.S. Treasuries. While inflation remained mild, earnings proved solid, and corporate balance sheets improved as companies reduced debt burdens.
     As mentioned earlier, the financial troubles in the Far East resulted in a flight to quality, and the U.S. Treasury markets were the prime beneficiary. Meanwhile, emerging market debt came under tremendous selling pressures. A number of factors combined to the detriment of emerging markets. Currency speculation swirled around Southeast Asia, and eventually impacted Latin American markets as well. Central banks were forced to either devalue their currencies or raise interest rates to stem speculation. However, lack of economic growth and credit rating downgrades removed the foundation from this sector, which ended the period with sharp losses.

Our Funds' Strategy
     Despite a skittish and often volatile environment, we managed to post good results, and a number of our fixed-income funds ended the year near the top of their peer groups. While we paid careful attention to interest rate movements during the year, our flexibility paid dividends by allowing us to capitalize on a wide array of invest-ments. Whenever possible, we sought to minimize price volatility and maximize our yields. Although we were a little more defensive toward the end of the fiscal year, we still managed to perform well overall.(1)

Looking Ahead
     The argument for solid domestic growth remains intact, and inflation has been a virtual no-show. Unemployment levels are at a 24-year low, and home sales have picked up, due in large part to the decline in long-term yields. While it may seem contradictory, any signs of weakness may actually improve the economic backdrop. Consumer spending slowed from its rapid pace during the second quarter as people began to pay down credit card debt and place more in savings. Additionally, some individual commodity prices, such as copper, are much lower. This minimizes the pricing pressures on manufacturers and keeps an effective lid on inflation. Add in stable oil prices and declining technology prices, and we now have the underpinnings for a stable economy going forward.

/s/ Thomas H. Bailey

Thomas H. Bailey
Chairman

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(1) Past performance does not guarantee future results.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    1

                           JANUS FLEXIBLE INCOME FUND
            Portfolio Managers, Sandy R. Rufenacht, Ronald V. Speaker

Performance
     Janus Flexible Income Fund returned 11.48% for the fiscal year ended October 31, 1997. The Lehman Brothers Government/ Corporate Bond Index returned 8.81%. Both returns include reinvested dividends.
     The U.S. bond market went through two very distinct periods during the last 12 months. For the first half, signs of rapid economic growth combined with an increasingly tight labor market to ignite inflationary jitters, which sent yields on the 30-year Treasury bond sharply higher, peaking at 7.17%. To halt any buildup in inflationary pressures, the Federal Reserve took a preemptive strike against inflation in March, raising short-term rates 25 basis points.
     The second half of the year proved vastly different. Growth moderated and the economy moved into the "Goldilocks Scenario" (everything is just right): mild inflation, robust earnings, and low unemployment. Bonds received the news well, and clearer evidence of mild inflation helped yields fall dramatically. As the period came to a close, the growing turmoil in international markets sparked a flight to quality, which sent yields on the long bond down to 6.15%.
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Fund Profile                              October 31, 1997    October 31, 1996
Weighted Avg. Maturity                         9.4 Yrs.            8.2 Yrs.
Average Modified Duration*                     5.6 Yrs.            4.9 Yrs.
30-Day Avg. Yield**                            6.61%               8.15%
Average Rating                                  BBB                 BBB
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 *A theoretical measure of price volatility.
**Yields will fluctuate.
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Portfolio Asset Mix                       October 31, 1997    October 31, 1996
Investment-Grade
  Corporate Bonds                              33.2%               30.0%
High-Yield/High-Risk Corp. Bonds               38.7%               47.0%
U.S. Government Bonds                          14.9%                9.5%
Foreign Non-Dollar Bonds                        1.2%                0.1%
Preferred Stock                                 2.1%                2.0%
Cash & Cash Equivalents                         9.9%               11.4%
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Portfolio Strategy
     We maintained our diversified strategy during the year, especially in light of the broad fluctuations in interest rates. We sought to mitigate risk while maximizing yield, and boosting total returns in the process. Overall, the Fund emphasized investment-grade bonds, some Treasuries, and a number of high-yield securities.
     Credit spreads, or the difference in yield between investment-grade debt and government securities, tightened during the year, helping highly rated corporate debt outperform their Treasury counterparts. Solid economic growth allowed corporate earnings to ramp up, and companies in turn used the proceeds to pay down debt and improve balance sheets. Among our investment-grade bonds, banks and financial services companies performed well, including Delphi Financial, a disability and life insurer.
     We also did well in the high-yield bond arena. This is where research is truly important, and a hands-on, detailed approach can pay off handsomely. The high-yield, or "junk" bond, market is closely tied to the equity market, and we were able to leverage our ideas with Janus' equity research. Detailed analysis allows us to gain better insight into the credit worthiness of our investments. We cannot only pick up higher yields, but we have also been able to enhance our total return through bond appreciation. Overall, this is an exciting sector. As interest rates continue to fall, the higher-yielding coupons of lower-quality debt are becoming increasingly attractive. Supermarkets are one area of the high-yield market that have performed exceptionally well for us. This is a stable business, and a wave of consolidation is currently sweeping through the industry. We owned Ralph's Grocery, which is benefiting from the booming California economy, and Star Markets, which operates in the Connecticut and Boston area. We were able to clip good coupons with low volatility.
     Telecommunication companies were another exciting area because deregulation is making major changes to the industry. The regional Bell operating companies are now competing with local exchange carriers, and this is good news for consumers who receive better service at lower rates. Metronet, Iridium, and Worldcom bonds helped Fund performance. However, not all ideas worked out and we were quick to reverse our investments in the wireless cable area earlier this year.
     Recently, we kept cash handy for a variety of purposes. Because the yield spread between short- and long-term Treasuries was relatively small, we opted to place some of our reserves in cash to help minimize price fluctuations and to increase our flexibility to respond to investment opportunities. During the latter half of the year, we made good money in convertible bonds. These securities are also closely related to the equity market since convertible bonds can be exchanged for the underlying stock. The bonds' yields cushion the convertibles' potential downside risk, allowing a bond holder to participate in a rapidly growing company's stock price. We were selective in this area, and scored good gains in the media and entertainment industry.

Going Forward
     As October ended, the growing turmoil in Southeast Asia sparked a global flight to quality. Global investors view the U.S. Treasury market as an international "safe haven," and the influx of capital helped drive yields lower. It also helped demonstrate that global financial markets are becoming increasingly integrated and that capital can move freely around the world.
     Looking toward 1998, we will continue to monitor interest rates closely, and the recent volatility reconfirmed our faith in a diversified strategy. We intend to capitalize on areas where we find good relative values, seeking steady income and limiting downside risk. Intensive credit research is the key to locating good investment opportunities, especially in the high-yield market, and we will stick to our disciplined approach going forward.
     Thank you for your continued investment in Janus Flexible Income Fund.

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Past performance does not guarantee future results.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    2

                           JANUS FLEXIBLE INCOME FUND
            Portfolio Managers, Sandy R. Rufenacht, Ronald V. Speaker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a solid green line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 2, 1987, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($25,514) as compared to the Lehman Brothers Government/Corporate Bond Index ($24,262). There is a legend in the upper left quadrant of the graph which indicates Janus Flexible Income Fund's one-year, five-year, ten-year and since inception (July 2, 1987) average annual total returns as 11.48%, 10.21%, 9.99% and 9.47%, respectively.

* The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                  JANUS FLEXIBLE INCOME FUND October 31, 1997

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Principal Amount                                                    Market Value
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Corporate Bonds - 71.9%
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Automotive - Cars and Light Trucks - 2.9%
   $20,000,000   Ford Motor Co., 7.25%
                   notes, due 10/1/08                                $21,150,000
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Automotive - Medium and Heavy Duty Trucks - 0.4%
     2,500,000   Western Star Truck Holdings, Ltd., 8.75%
                   senior notes, due 5/1/07+                           2,584,375
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Beverages - Non-Alcoholic - 1.6%
     7,500,000   Coca-Cola Enterprises, 6.75%
                   debentures, due 9/15/23                             7,275,000
     4,000,000   Dr. Pepper Bottling Holdings, zero coupon
                   senior notes, due 2/15/03                           3,990,000
                                                                      11,265,000
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Broadcast Services and Programming - 1.4%
     5,000,000   Fox Kids Worldwide, Inc., 9.25%
                   senior notes, due 11/1/07+                          4,837,500
     5,000,000   Fox/Liberty Networks LLC, 8.875%
                   senior notes, due 8/15/07+                          5,000,000
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                                                                       9,837,500
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Building - Residential and Commercial - 0.2%
     1,500,000   Toll Corp., 7.75%
                   company guaranteed notes, due 9/15/07               1,477,500
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Cable Television - 0.5%
     3,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05              3,262,500
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Casino Services - 0.8%
     6,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04+                  6,075,000
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Cellular Telecommunications - 2.4%
   $ 3,000,000   Iridium L.L.C./Capital Corp., 11.25%
                   senior notes, due 7/15/05                         $ 2,793,750
                 Nextel Communications, Inc.:
    15,000,000     zero coupon, senior discount notes, due 9/1/03     14,662,500
       280,000     zero coupon, senior discount notes, due 8/15/04       238,000
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                                                                      17,694,250
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Chemicals - Specialty - 1.4%
    10,000,000   Praxair, Inc., 6.90%
                   notes, due 11/1/06                                 10,300,000
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Commercial Banks - 3.9%
    10,100,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03             11,059,500
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                           2,260,000
     5,000,000   HUBCO, Inc., 8.20%
                   subordinated debentures, due 9/15/06                5,375,000
     5,000,000   Mercantile Bank Corp., 7.30%
                   subordinated notes, due 6/15/07                     5,212,500
     4,000,000   North Fork Bancorporation, Inc., 8.70%
                   company guaranteed notes, due 12/15/26              4,250,000
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                                                                      28,157,000
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Commercial Services - 1.7%
     7,000,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                            7,638,750
     5,000,000   Pantry, Inc., 10.25%
                   senior subordinated notes, due 10/15/07             4,987,500
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                                                                      12,626,250
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Computers - Mainframe - 1.3%
     9,000,000   IBM Corp., 7.00%
                   debentures, due 10/30/25                            9,090,000
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See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    3

                  JANUS FLEXIBLE INCOME FUND October 31, 1997

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Principal Amount                                                    Market Value
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Containers - Metal and Glass - 2.1%
   $10,000,000   Crown Cork & Seal Finance PLC, 7.00%
                   company guaranteed notes, due 12/15/06            $10,287,500
     5,000,000   Owens-Illinois, Inc., 7.85%
                   senior notes, due 5/15/04                           5,200,000
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                                                                      15,487,500
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Electric - Integrated - 1.8%
                 El Paso Electric Co.:
     3,000,000     8.90%, first mortgage bonds, due 2/1/06             3,266,250
     9,000,000     9.40%, first mortgage bonds, due 5/1/11            10,001,250
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                                                                      13,267,500
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Engineering - Research and Development - 0.9%
     6,000,000   Intertek Finance PLC, 10.25%
                   senior subordinated notes, due 11/1/06              6,300,000
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Finance - Auto Loans - 1.4%
    10,000,000   General Motors Acceptance Corp., 6.625%
                   notes, due 10/15/05                                10,075,000
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Finance - Leasing Companies - 0.7%
     5,000,000   Ryder Trucks, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              4,987,500
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Food - Diversified - 1.9%
     5,000,000   International Home Foods, Inc., 10.375%
                   senior subordinated notes, due 11/1/06              5,375,000
     8,000,000   Ralston Purina Co., 7.75%
                   debentures, due 10/1/15                             8,610,000
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                                                                      13,985,000
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Food - Retail - 2.1%
     2,000,000   Carr-Gottstein Foods Co., 12.00%
                   senior subordinated notes, due 11/15/05             2,212,500
     2,000,000   Pathmark Stores, Inc., 12.625%
                   subordinated notes, due 6/15/02                     2,025,000
     7,000,000   Ralphs Grocery Co., 11.00%
                   senior subordinated notes, due 6/15/05              7,682,500
     3,000,000   Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              3,412,500
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                                                                      15,332,500
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Funeral Services and Related Items - 0.7%
     4,500,000   Service Corporation International, 7.70%
                   notes, due 4/15/09                                  4,882,500
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Gambling - Non-Hotel Casinos - 1.1%
     4,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                            4,270,000
     3,000,000   Mohegan Tribal Gaming Authority, 13.50%
                   senior notes, due 11/15/02                          3,911,250
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                                                                       8,181,250
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Home Furnishings - 0.6%
       212,000   Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                              233,200
     4,000,000   Lifestyle Furnishings International, Inc., 10.875%
                   company guaranteed notes, due 8/1/06                4,460,000
--------------------------------------------------------------------------------
                                                                       4,693,200
--------------------------------------------------------------------------------
Hotels and Motels - 1.5%
    10,000,000   Courtyard By Marriott ll, L.P., 10.75%
                   senior notes, due 2/1/08                           10,887,500
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 0.3%
     2,000,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 11/1/03                           2,070,000
--------------------------------------------------------------------------------
Investment Companies - 0.3%
   $ 3,000,000   CEI Citicorp Holdings, 11.25%
                   bonds, due 2/14/07+                               $ 2,392,500
--------------------------------------------------------------------------------
Life and Health Insurance - 2.8%
    11,000,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03                          11,343,750
     5,000,000   Life Re Capital Trust I, 8.72%
                   company guaranteed notes, due 6/15/27+              5,312,500
     3,500,000   Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes, due 12/15/03             3,648,750
--------------------------------------------------------------------------------
                                                                      20,305,000
--------------------------------------------------------------------------------
Machinery - Farm - 0.6%
     4,000,000   AGCO Corp., 8.50%
                   senior subordinated notes, due 3/15/06              4,190,000
--------------------------------------------------------------------------------
Manufacturing - 0.4%
     3,000,000   Plastic Specialties & Technologies, Inc., 11.25%
                   senior secured notes, due 12/1/03                   3,247,500
--------------------------------------------------------------------------------
Medical - Drugs - 0.8%
     5,250,000   ICN Pharmaceuticals, Inc., 9.25%
                   senior notes, due 8/15/05                           5,512,500
--------------------------------------------------------------------------------
Medical - Hospitals - 1.8%
    12,000,000   Tenet Healthcare Corp., 10.125%
                   senior subordinated notes, due 3/1/05              13,170,000
--------------------------------------------------------------------------------
Medical Products - 1.7%
     2,500,000   ALARIS Medical Inc., 9.75%
                   company guaranteed notes, due 12/1/06+              2,612,500
     8,500,000   Dade International, Inc., 11.125%
                   senior subordinated notes, Series B,
                   due 5/1/06                                          9,456,250
--------------------------------------------------------------------------------
                                                                      12,068,750
--------------------------------------------------------------------------------
Money Center Banks - 2.8%
    10,000,000   Chase Manhattan Corp., 6.75%
                   subordinated notes, due 8/15/08                    10,050,000
    10,000,000   First National Bank of Boston, 7.375%
                   subordinated notes, due 9/15/06                    10,550,000
--------------------------------------------------------------------------------
                                                                      20,600,000
--------------------------------------------------------------------------------
Multimedia - 3.7%
    15,000,000   Time Warner, Inc., 8.18%
                   notes, due 8/15/07                                 16,350,000
    10,000,000   Walt Disney Co. (The), 6.75%
                   senior notes, due 3/30/06                          10,187,500
--------------------------------------------------------------------------------
                                                                      26,537,500
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.8%
     5,000,000   Magnum Hunter Resources, Inc., 10.00%
                   senior notes, due 6/1/07                            5,062,500
                 Mesa Operating Co.:
     3,000,000     10.625%, unsecured company guaranteed
                   notes, due 7/1/06                                   3,450,000
     3,000,000     zero coupon, company guaranteed
                   notes, due 7/1/06                                   2,407,500
     2,000,000   Mitchell Energy & Development Corp., 6.75%
                   senior notes, due 2/15/04                           1,995,000
--------------------------------------------------------------------------------
                                                                      12,915,000
--------------------------------------------------------------------------------
Paint and Related Products - 1.5%
    10,500,000   Sherwin-Williams Co., 6.85%
                   notes, due 2/1/07                                  10,880,625
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    4

                  JANUS FLEXIBLE INCOME FUND October 31, 1997

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Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Property and Casualty Insurance - 3.0%
    $5,000,000   Arkwright CSN Trust, 9.625%
                   notes, due 8/15/26+                               $ 5,893,750
     6,000,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12+              6,577,500
     9,000,000   Orion Capital Corp., 7.25%
                   senior notes, due 7/15/05                           9,303,750
--------------------------------------------------------------------------------
                                                                      21,775,000
--------------------------------------------------------------------------------
Recreational Centers - 0.4%
     3,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07             2,970,000
--------------------------------------------------------------------------------
Reinsurance - 0.8%
     5,750,000   Veritas Holdings GMBH, 9.625%
                   senior notes, due 12/15/03+                         6,138,125
--------------------------------------------------------------------------------
Retail - Drug Store - 0.4%
     3,000,000   Duane Reade Corp., 12.00%
                   senior notes, due 9/15/02                           3,120,000
--------------------------------------------------------------------------------
Retail - Jewelry - 0.3%
     2,000,000   Zale Corp., 8.50%
                   senior notes, due 10/1/07                           1,975,000
--------------------------------------------------------------------------------
Retail - Leisure Products - 1.4%
     9,000,000   Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05              9,922,500
--------------------------------------------------------------------------------
Retail - Pet Food and Supplies - 0.4%
     3,000,000   Doane Products Co., 10.625%
                   senior notes, due 3/1/06                            3,202,500
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.3%
     2,085,000   Digital Television Services, L.L.C., 12.50%
                   company guaranteed notes, due 8/1/07                2,241,375
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 3.4%
     6,000,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                            6,247,500
     8,000,000   People's Bank Bridgeport, 7.20%
                   subordinated notes, due 12/1/06                     8,150,000
     5,000,000   St. Paul Bancorp, Inc., 7.125%
                   senior notes, due 2/15/04                           5,081,250
     5,000,000   Standard Federal Bancorp, 7.75%
                   subordinated notes, due 7/17/06                     5,356,250
--------------------------------------------------------------------------------
                                                                      24,835,000
--------------------------------------------------------------------------------
Steel - Producers - 0.6%
     4,000,000   Ivaco, Inc., 11.50%
                   senior notes, due 9/15/05                           4,400,000
--------------------------------------------------------------------------------
Super-Regional Banks - 2.6%
     8,000,000   NationsBank Corp., 7.75%
                   subordinated notes, due 8/15/15                     8,580,000
    10,000,000   Wells Fargo & Co., 7.125%
                   subordinated notes, due 8/15/06                    10,300,000
--------------------------------------------------------------------------------
                                                                      18,880,000
--------------------------------------------------------------------------------
Telecommunication Services - 0.5%
     3,000,000   Talton Holdings, Inc., 11.00%
                   company guaranteed notes, due 6/30/07               3,180,000
--------------------------------------------------------------------------------
Telephone - Integrated - 0.5%
     3,000,000   Intermedia Communications of Florida, Inc.,
                    13.50% senior notes, due 6/1/05                    3,607,500
--------------------------------------------------------------------------------
Telephone - Local - 0.5%
     3,450,000   MetroNet Communications, 12.00%
                   units, due 8/15/07                                  3,889,875
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.0%
   $14,000,000   Worldcom, Inc., 7.75%
                   notes, due 4/1/07                                $ 14,840,000
--------------------------------------------------------------------------------
Television - 1.4%
     3,500,000   Allbritton Communications, 11.50%
                   senior subordinated debentures,
                   due 8/15/04                                         3,670,625
     5,500,000   Pegasus Media & Communications, Inc., 12.50%
                   notes, due 7/1/05                                   6,228,750
--------------------------------------------------------------------------------
                                                                       9,899,375
--------------------------------------------------------------------------------
Textile - Products - 0.3%
     2,000,000   Collins & Aikman Corp., 10.00%
                   senior subordinated notes, due 1/15/07              2,095,000
--------------------------------------------------------------------------------
Transportation - Railroad - 0.1%
     1,000,000   MRS Logistica S.A., 10.625%
                   bonds, due 8/15/05+                                   955,000
--------------------------------------------------------------------------------
Transportation - Services - 0.5%
     2,000,000   Atlantic Express Inc., 10.75%
                   company guaranteed notes, due 2/1/04                2,100,000
     1,500,000   CSX Corp., 7.25%
                   debentures, due 5/1/04+                             1,563,750
--------------------------------------------------------------------------------
                                                                       3,663,750
--------------------------------------------------------------------------------
Wire and Cable Products - 0.7%
     5,000,000   Anixter International, Inc., 8.00%
                   company guaranteed notes, due 9/15/03               5,262,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $501,108,503)                            522,340,700
--------------------------------------------------------------------------------
Foreign Bonds - 1.2%
DEM 15,040,000   ITT Promedia, 9.125%
                   senior subordinated notes, due 9/15/07              8,869,409
                   (cost $8,486,866)
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
--------------------------------------------------------------------------------
Insurance Brokers - 0.6%
         4,500   SIG Capital Trust I, 9.50%+                           4,500,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.5%
       350,000   Chevy Chase Savings, 13.00%                          10,762,500
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,393,750)                              15,262,500
--------------------------------------------------------------------------------
U.S. Government Obligations - 14.9%
                 U.S. Treasury Notes:
   $98,500,000     6.625%, due 5/15/07                               103,510,695
     5,000,000     6.125%, due 8/15/07                                 5,108,800
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $106,441,100)                108,619,495
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.4%
                 Household Finance Co.
    30,000,000     5.68%, 11/3/97                                     29,990,533
                 Prudential Funding Corp.
     9,200,000     5.67%, 11/3/97                                      9,197,102
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $39,187,635)         39,187,635
--------------------------------------------------------------------------------
Warrants - 0%
       100,000   Nextlink Communications, Inc.,
                   exp. 2/1/09* (cost $0)                                  1,000
--------------------------------------------------------------------------------
Total Investments (total cost $670,617,854) - 95.5%                  694,280,739
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.5%         32,820,601
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $727,101,340
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    5

JANUS HIGH-YIELD FUND Portfolio Managers, Sandy R. Rufenacht, Ronald V. Speaker

Performance
     Janus High-Yield Fund returned 16.94% for the 12-month period ended October 31, 1997, versus a return of 13.72% for the Lehman Brothers High-Yield Bond Index. Both returns include reinvested dividends.
     For the 12 months ended October 31, 1997, Janus High-Yield Fund ranked 21 out of 173 High Current Yield Funds (top 13%) tracked by Lipper Analytical Services, Inc., a large mutual fund rating company.(1)

The Year In Review
     The past 12 months were a very interesting time for high-yield bonds. Several themes converged to help this segment post solid returns. Healthy economic growth has been an important catalyst, helping earnings expand and allowing companies to pay down existing debt. Additionally, as interest rates trend lower, companies are looking to refinance debt to reduce interest payments and improve balance sheets.
     Many companies are also looking to the high-yield market as an efficient means of financing, securing money for capital improvements or as an avenue to help make selected acquisitions. We are on pace for a record amount of new issuance during calendar 1997. To date, the value of new bonds exceeds $108 billion.
     High-yield bonds also correlate with equities, and the surge in stock prices has led junk bonds higher. Coupled with the decline in Treasury yields and the growing acceptance of high-yield quality debt as a meaningful investment, high-yield bonds have been able to post excellent returns.
--------------------------------------------------------------------------------
Fund Profile                              October 31, 1997    October 31, 1996
Weighted Avg. Maturity                         7.2 Yrs.            8.1 Yrs.
Average Modified Duration*                     4.8 Yrs.            5.1 Yrs.
30-Day Avg. Yield**                            7.87%               9.06%
30-Day Avg. Yield
  Without Reimbursement**                      7.87%               8.69%
Average Rating                                    B                   B+
--------------------------------------------------------------------------------
 *A theoretical measure of price volatility.
**Yields will fluctuate.

Portfolio Strategy
     Stringent fundamental analysis is critical in evaluating high-yield debt. We subject all of our holdings to intense scrutiny to determine each issue's underlying potential. As a result, we travel quite often, attending conferences and meeting with the management teams of our holdings. This gives us a substantive edge and helps us make sound investment decisions. We found compelling ideas in very diverse industries, including telecommunications, supermarkets, media, broadcasting, and radio.
     Following the Telecommunications Act of 1996, rapid deregulation has swept across the industry and has created numerous opportunities. As the competitive landscape changes, local exchange carriers are now competing with the large, established regional Bell operating companies. This gives consumers alternatives, with better service at lower prices. One issuer that performed extremely well was Nextel, a fully integrated wireless communication company. The company is heavily sponsored by Craig McCaw, who is a visionary for the industry. Among our other positions, Teleport, Metronet, and Verio also performed well.
     Media companies, which include broadcasting, radio, and outdoor advertising, also performed well. A wave of consolida-tion accelerated after new FCC rules made changes in ownership possible. As consolidation continues, companies are finding distribution efficiencies and numerous cost-cutting opportunities. Allbritton, Sinclair, and Radio One all posted good results and helped Fund performance.
     Supermarkets were another good area. We own extremely well-run companies, and there is a growing trend toward consolidation in this industry, too. Ralph's Grocery and Star Markets both posted good results. Ralph's recently traded well in anticipation of further industry consolidation.

Going Forward
     We expect to see good relative performance as long as the underpinnings of strong economic growth remain intact. Although the recent volatility in Southeast Asia has tempered the world economy somewhat, domestic growth continues at a good clip. Also, with a major decline in long-term interest rates, the coupons on high-yield debt become increasingly attractive to those searching for yield. But it is important to remember that junk bonds correlate very closely with the equity markets and, therefore, they are not immune to the volatility surrounding stocks.
     Research remains the key to properly assessing credit risk, and the high-yield market presents many opportunities that are ripe for Janus' research to add value. Companies with rapidly accelerating earnings and good management teams should eventually improve balance sheets and reduce risk. Overall, disciplined, hands-on analysis is vital to portfolio construction, and remains our focus going forward.
     Thank you for your continued investment in Janus High-Yield Fund.

--------------------------------------------------------------------------------
(1) A High Current Yield Fund is defined by Lipper as "a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    6

JANUS HIGH-YIELD FUND Portfolio Managers, Sandy R. Rufenacht, Ronald V. Speaker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a solid green line. The Lehman Brothers High-Yield Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($13,982) as compared to the Lehman Brothers High-Yield Bond Index ($12,329). There is a legend in the upper left quadrant of the graph which indicates Janus High-Yield Fund's one-year and since inception (December 29, 1995) average annual total returns as 16.94% and 20.12%, respectively.

* The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                     JANUS HIGH-YIELD FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 85.7%
--------------------------------------------------------------------------------
Building and Construction - 1.0%
   $ 3,000,000   Reliant Building Products, 10.875%
                   senior subordinated notes, due 5/1/04             $ 3,120,000
--------------------------------------------------------------------------------
Cable Television - 3.2%
     4,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05              4,350,000
     2,000,000   Optel, Inc., 13.00%
                   senior notes, due 2/15/05                           2,040,000
     3,000,000   Rifkin Acquisition Partners, L.P., 11.125%
                   senior subordinated notes, due 1/15/06              3,247,500
--------------------------------------------------------------------------------
                                                                       9,637,500
--------------------------------------------------------------------------------
Casino Hotels - 3.0%
     3,000,000   Hollywood Casino Corp., 12.75%
                   senior notes, due 11/1/03                           3,270,000
     2,000,000   PRT Funding Corp., 11.625%,
                   senior notes, due 4/15/04                           1,672,500
     4,000,000   Riviera Holdings Corp., 10.00%
                   first mortgage notes, due 8/15/04                   3,990,000
--------------------------------------------------------------------------------
                                                                       8,932,500
--------------------------------------------------------------------------------
Casino Services - 1.7%
     5,000,000   Isle of Capri Black Hawk, L.L.C.,
                   13.00% first mortgage
                   bonds, due 8/31/04+                                 5,062,500
--------------------------------------------------------------------------------
Cellular Telecommunications - 9.5%
     5,000,000   Dial Call Communications, zero coupon
                   senior discount notes, due 4/15/04                  4,706,250
     7,000,000   Iridium, L.L.C./Capital Corp., 11.25%
                   senior notes, due 7/15/05                           6,518,750
    14,000,000   Nextel Communications, Inc., zero coupon
                   senior discount notes, due 8/15/04                 11,900,000
--------------------------------------------------------------------------------
Cellular Telecommunications - (continued)
    $3,000,000   PriCellular Wireless Corp., 10.75%
                   senior notes, due 11/1/04                         $ 3,217,500
     4,500,000   Telesystem International Wireless, Inc.,
                   zero coupon, senior discount notes,
                   due 11/1/07                                         2,435,625
--------------------------------------------------------------------------------
                                                                      28,778,125
--------------------------------------------------------------------------------
Commercial Banks - 1.5%
     2,000,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03              2,190,000
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                           2,260,000
--------------------------------------------------------------------------------
                                                                       4,450,000
--------------------------------------------------------------------------------
Commercial Services - 1.6%
     2,000,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                            2,182,500
     2,500,000   Pantry, Inc., 10.25%
                   senior subordinated notes, due 10/15/07             2,493,750
--------------------------------------------------------------------------------
                                                                       4,676,250
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.7%
     2,000,000   French Fragrance, 10.375%
                   senior notes, due 5/15/07                           2,085,000
--------------------------------------------------------------------------------
Diversified Operations - 1.0%
     3,000,000   High Voltage Engineering Corp., 10.50%
                   senior notes, due 8/15/04                           3,112,500
--------------------------------------------------------------------------------
Finance - Leasing Companies - 1.3%
     4,000,000   Ryder Trucks, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              3,990,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    7

                     JANUS HIGH-YIELD FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Retail - 4.7%
    $4,000,000   Pathmark Stores, Inc., 12.625%
                   subordinated notes, due 6/15/02                   $ 4,050,000
     5,000,000   Ralphs Grocery Co., 11.00%
                   senior subordinated notes, due 6/15/05              5,487,500
     4,000,000   Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              4,550,000
--------------------------------------------------------------------------------
                                                                      14,087,500
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.9%
     2,500,000   Prime Succession Acquisition Co., 10.75%
                   senior subordinated notes, due 8/15/04              2,756,250
--------------------------------------------------------------------------------
Gambling - Non Hotel Casinos - 2.5%
     5,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                            5,337,500
     2,000,000   Majestic Star Casino, L.L.C., 12.75%
                   senior notes, due 5/15/03                           2,170,000
--------------------------------------------------------------------------------
                                                                       7,507,500
--------------------------------------------------------------------------------
Gas - Transportation - 1.1%
     3,000,000   Navigator Gas Transportation, 12.00%
                   units, due 6/30/97+                                 3,322,500
--------------------------------------------------------------------------------
Home Furnishings - 1.0%
     2,700,000   Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                            2,970,000
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 1.0%
     3,000,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 11/1/03                           3,105,000
--------------------------------------------------------------------------------
Machine Tools and Related Products - 0.7%
     2,000,000   International Knife & Saw, Inc., 11.375%
                   senior subordinated notes, due 11/15/06             2,150,000
--------------------------------------------------------------------------------
Manufacturing - 0.7%
     2,000,000   Plastic Specialties & Technologies, Inc., 11.25%
                   senior secured notes, due 12/1/03                   2,165,000
--------------------------------------------------------------------------------
Motion Pictures and Services - 1.8%
     5,000,000   All American Communications, Inc., 10.875%
                   senior subordinated notes, due 10/15/01             5,537,500
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.0%
     6,000,000   Southwest Royalties,  Inc., 10.50%
                   due 10/15/04                                        5,940,000
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 4.8%
     5,000,000   Gothic Energy Corp., 12.25%
                   units, due 9/1/04                                   5,350,000
     2,500,000   Magnum Hunter Resources, Inc., 10.00%
                   senior notes, due 6/1/07                            2,531,250
                 Mesa Operating Co.:
     3,000,000     10.625%, unsecured company
                   guaranteed notes, due 7/1/06                        3,450,000
     4,000,000     zero coupon, company guaranteed
                   notes, due 7/1/06                                   3,210,000
--------------------------------------------------------------------------------
                                                                      14,541,250
--------------------------------------------------------------------------------
Recreational Centers - 2.5%
     4,500,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07             4,455,000
     3,000,000   Cobblestone Golf Group, Inc., 11.50%
                   senior notes, due 6/1/03                            3,225,000
--------------------------------------------------------------------------------
                                                                       7,680,000
--------------------------------------------------------------------------------
Retail - Diversified - 2.8%
     5,000,000   Core-Mark International, Inc., 11.375%
                   senior subordinated notes, due 9/15/03              5,250,000
     3,000,000   Eye Care Centers of America, Inc., 12.00%
                   senior notes, due 10/1/03                           3,255,000
--------------------------------------------------------------------------------
                                                                       8,505,000
--------------------------------------------------------------------------------
Retail - Drug Store - 1.7%
    $3,000,000   Community Distributors, Inc. 10.25%
                   senior notes, due 10/15/04                        $ 3,060,000
     2,000,000   Duane Reade Corp., 12.00%
                   senior notes, due 9/15/02                           2,080,000
--------------------------------------------------------------------------------
                                                                       5,140,000
--------------------------------------------------------------------------------
Satellite Telecommunications - 1.1%
     3,000,000   Digital Television Services, L.L.C., 12.50%
                   company guaranteed notes, due 8/1/07                3,225,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.0%
     3,000,000   Local Financial Corp., 11.00%
                   senior notes, due 9/8/04+                           3,150,000
--------------------------------------------------------------------------------
Steel - Producers - 3.3%
     2,000,000   Bar Technologies, 13.50%
                   company guaranteed notes, due 4/1/01                2,172,500
     4,000,000   Ivaco, Inc., 11.50%
                   senior notes, due 9/15/05                           4,400,000
     3,000,000   Weirton Steel Corp., 11.375%
                   senior notes, due 7/1/04                            3,240,000
--------------------------------------------------------------------------------
                                                                       9,812,500
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.1%
     4,000,000   Diamond Cable Communications PLC,
                   zero coupon, senior
                   discount notes, due 12/15/05                        2,975,000
     3,500,000   Telex Communications, Inc., 10.50%
                   company guaranteed notes, due 5/1/07                3,508,750
--------------------------------------------------------------------------------
                                                                       6,483,750
--------------------------------------------------------------------------------
Telecommunication Services - 15.5%
     1,475,000   Hermes Europe Railtel, B.V., 11.50%
                   senior notes, due  8/15/07+                         1,596,688
     5,000,000   HighwayMaster Communications, Inc., 13.75%
                   units, due 9/15/05+                                 4,962,500
                 Intermedia Communications, Inc.:
     4,000,000     zero coupon, senior discount notes,
                   due 5/15/06                                         3,060,000
     3,000,000     zero coupon, senior discount notes,
                   due 7/15/07                                         1,976,250
     3,000,000   ITC Deltacom, Inc., 11.00%
                   senior notes, due 6/1/07                            3,262,500
     5,000,000   Microcell Telecommunications, Inc., zero coupon
                   senior discount notes, due 6/1/06                   3,306,250
     3,000,000   Peoples Telephone Co., Inc., 12.25%
                   senior notes, due 7/15/02                           3,112,500
     7,000,000   Qwest Communications International,
                   zero coupon, senior discount notes,
                   due 10/15/07+                                       4,488,750
     3,000,000   RCN Corp., 11.125%
                   senior discount notes, due 10/15/07                 1,743,750
     4,000,000   Talton Holdings, Inc., 11.00%
                   company guaranteed notes, due 6/30/07               4,240,000
                 Teleport Communications Group, Inc.:
     3,000,000     9.875%, senior notes, due 7/1/06                    3,288,750
     5,000,000     zero coupon, senior discount notes,
                   due 7/1/07                                          3,912,500
     4,000,000   Teletrac, Inc, 14.00%,
                   units, due 8/1/07+                                  4,050,000
     4,000,000   Winstar Communications, zero coupon
                   senior discount notes, due 10/15/05                 3,680,000
--------------------------------------------------------------------------------
                                                                      46,680,438
--------------------------------------------------------------------------------
Telephone - Integrated - 0.7%
     2,000,000   MGC Communications, Inc., 13.00%
                   units, due 10/1/04+                                 1,985,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    8

                     JANUS HIGH-YIELD FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telephone - Local - 2.2%
   $ 2,000,000   MetroNet Communications, 12.00%
                   units, due 8/15/07                               $  2,255,000
     4,555,000   Transtel S.A., 12.50%
                   senior notes, due 11/1/07+                          4,361,413
--------------------------------------------------------------------------------
                                                                       6,616,413
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.1%
     3,000,000   Primus Telecommunications Group, Inc., 11.75%
                   units, due 8/1/04                                   3,187,500
--------------------------------------------------------------------------------
Television - 3.5%
     5,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures, due 8/15/04         5,243,750
     3,000,000   Price Comm Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07              3,240,000
     2,000,000   Radio One, Inc., 7.00%
                   senior subordinated notes, due 5/15/04              1,927,500
--------------------------------------------------------------------------------
                                                                      10,411,250
--------------------------------------------------------------------------------
Tobacco - 0.7%
     2,000,000   Consolidated Cigar Acquisition Corp., 10.50%
                   senior subordinated notes, due 3/1/03               2,080,000
--------------------------------------------------------------------------------
Transportation - Services - 0.7%
     2,000,000   Atlantic Express, Inc., 10.75%
                   company guaranteed notes, due 2/1/04                2,100,000
--------------------------------------------------------------------------------
Wire and Cable Products - 1.1%
     3,000,000   International Wire Group, 11.75%
                   senior subordinated notes, due 6/1/05               3,270,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $253,062,950)                            258,253,726
--------------------------------------------------------------------------------
Foreign Bonds - 3.1%
DEM 10,000,000   ITT Promedia, 9.125%
                   senior subordinated notes, due 9/15/07              5,897,213
CAD  8,500,000   Microcell Telecommunications, Inc., zero coupon
                   senior discount notes, due 10/15/07                 3,378,359
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $9,250,529)                                  9,275,572
--------------------------------------------------------------------------------
Common Stock - 0.3%
--------------------------------------------------------------------------------
Cable Television - 0%
         4,000   Optel, Inc.                                                  40
--------------------------------------------------------------------------------
Casino Hotels - 0.3%
        48,850   Rio Hotel & Casino, Inc.                              1,071,647
--------------------------------------------------------------------------------
Total Common Stock (cost $949,967)                                     1,071,687
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
--------------------------------------------------------------------------------
Cable Television - 0.7%
        15,000   TCI Pacific Communications, 5.00%                     2,090,625
--------------------------------------------------------------------------------
Multimedia - 1.4%
        77,250   Houston Industries, Inc., 7.00%                       4,229,437
--------------------------------------------------------------------------------
Radio - 0.7%
         2,125   Paxson Communications, 12.50%                         2,279,062
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.3%
        25,000   Chevy Chase Savings, 13.00%                             768,750
--------------------------------------------------------------------------------
Telephone - Integrated - 0%
           113   Intermedia Communications, Inc., 13.50%                 133,340
--------------------------------------------------------------------------------
Total Preferred Stock (cost $8,883,664)                                9,501,214
--------------------------------------------------------------------------------
Warrants - 0.2%
        20,000   Microcell Telecommunications, Inc.
                   Contingent, exp. 12/31/97*,+                         $ 12,500
        20,000   Microcell Telecommunications, Inc.
                   Initial, exp. 12/31/97*,+                             470,000
         3,000   Primus Telecommunications Group, Inc.,
                   exp. 8/1/01*                                           30,000
--------------------------------------------------------------------------------
Total Warrants (cost $262,500)                                           512,500
--------------------------------------------------------------------------------
Total Investments (total cost $272,409,610) - 92.4%                  278,614,699
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 7.6%         22,807,264
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $301,421,963
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    9

      JANUS FEDERAL TAX-EXEMPT FUND Portfolio Manager, Darrell W. Watters

Performance Review
     Janus Federal Tax-Exempt Fund gained 7.72% during fiscal 1997, which ended on October 31, compared to a gain of 8.49% for the Lehman Brothers Municipal Bond Index. Both returns include reinvested dividends.
     The Fund was positioned a little too cautiously during the last six months of the year, when midyear economic growth proved very strong and interest rates were rising. Still, the Fund accomplished two strategic objectives this year: the yield remained very competitive with Treasuries while the Fund's net asset value (NAV) was far more stable.
     On October 31, 1997, the Fund carried a tax-adjusted yield of 6.56%, assuming a 31% federal tax bracket, versus a 6.15% yield on the benchmark 30-year Treasury. For investors in the 39.9% federal tax bracket, the yield was 7.54%. Looking at relative volatility, the Fund's NAV varied only 5% during the year, while the price of the 30-year Treasury bond varied 26%.
     The municipal bond market experienced a number of dramatic fluctuations in fiscal 1997, as interest rates moved quickly in response to signs of strength or weakness in the U.S. economy. But at year-end, interest rates were near their yearly lows, due in large part to benign inflation and weakness in the Southeast Asian economies. Municipal issuers took advantage of low rates to refinance old higher-yielding debt or sell new bonds. The increase in supply held back municipal bonds from participating fully in the year-end bond rally. New supply will probably dry up at calendar year-end, as municipalities close their books.
     Another way to gauge the effect of so many municipals coming to market is to look at the difference (or spread) between municipal and Treasury yields. Municipal yields ended the period at roughly 87% of equivalent Treasury yields. (The Fund's portfolio stood at about 89% of equivalent Treasuries.) Normally, municipal yields are about 82% of the Treasury market, and I expect yields to settle back and municipal bond prices to rise once the new supply slows down.
     To keep the Fund's yield competitive and lower its volatility this year, I built a significant position in higher-yielding Colorado bonds. In general, a higher yield tends to dampen a bond's price fluctuations. Our Colorado bonds were issued by municipalities and districts we know well here at Janus. Often we have been on-site and looked at the collateral firsthand. Like municipalities across the country, Colorado towns and tax districts are benefiting from a healthy economy and experiencing an improvement in credit quality, so I expect these bonds to perform well, especially if rates continue to move lower.
--------------------------------------------------------------------------------
Fund Data                                 October 31, 1997    October 31, 1996
Weighted Avg. Maturity                         17.1 Yrs.           17.0 Yrs.
Average Modified Duration*                     10.3 Yrs.            7.5 Yrs.
30-Day Avg. Yield**                             4.79%               5.27%
30-Day Avg. Yield
  Without Reimbursement**                       4.36%               5.10%
Average Rating                                   AA2                 AA3
--------------------------------------------------------------------------------
 *A theoretical measure of price volatility.
**Yields will fluctuate.
--------------------------------------------------------------------------------
Portfolio Asset Mix                       October 31, 1997    October 31, 1996
General Obligation Bonds                       30.0%               37.0%
Essential Service Revenue Bonds                70.0%               63.0%
--------------------------------------------------------------------------------
Looking Ahead
     I believe the outlook for bonds is positive, especially if economic growth continues to be moderate. Inflation has virtually disappeared, and the Federal Reserve Board does not seem inclined to raise short-term interest rates in light of the severe economic downturn in the Far East and the turbulence in global equities markets. However, as I have said before, my job is not to forecast the Federal Reserve's next move, but instead to manage the interest rate risk that is a natural consequence of the Central Bank's activity. My primary focus is to maintain a competitive yield and preserve shareholders' capital via a relatively stable net asset value.
     Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    10

      JANUS FEDERAL TAX-EXEMPT FUND Portfolio Manager, Darrell W. Watters

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a solid green line. The Lehman Brothers Municipal Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($12,755) as compared to the Lehman Brothers Municipal Bond Index ($13,339). There is a legend in the upper left quadrant of the graph which indicates Janus Federal Tax-Exempt Fund's one-year and since inception (May 3, 1993) average annual total returns as 7.72% and 5.56%, respectively.

* The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS FEDERAL TAX-EXEMPT FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities  94.9%
--------------------------------------------------------------------------------
California - 12.8%
    $1,600,000   California Statewide Communities Development
                   Authority Apartment Development
                   Revenue (Whispering Winds Apartments),
                   Variable Rate, Series D, 3.60%, 12/1/22            $1,600,000
       200,000   Los Angeles Regional Airports Improvement
                   Corporation Lease Revenue, (American
                   Airlines - Los Angeles International),
                   Variable Rate, 4.05%, 12/1/24                         200,000
     1,000,000   Los Angeles United School District,
                   (FGIC Insured), Series A, 5.00%, 7/1/21               958,750
    10,000,000   San Joaquin Hills Transportation Corridor
                   Agency Toll Road Revenue, (MBIA Insured),
                   Series A, zero coupon, 1/15/25                      2,300,000
     2,975,000   San Mateo County Joint Powers Authority
                   Lease Revenue, (Capital Projects Program),
                   (MBIA Insured), 5.00%, 7/1/21                       2,882,031
--------------------------------------------------------------------------------
                                                                       7,940,781
--------------------------------------------------------------------------------
Colorado - 39.6%
     1,080,000   Bachelor Gulch Metropolitan District, 6.80%,
                    12/1/06                                            1,129,950
       500,000   Black Hawk, 5.70%, 12/1/12                              501,250
       500,000   Black Hawk Device Tax Revenue, 6.00%, 12/1/11           511,875
     1,600,000   Castle Pines Metropolitan District,
                   (FSA Insured), Series B, 5.00%, 12/1/15             1,558,000
     1,000,000   Castle Rock Golf Enterprise Revenue, 6.50%,
                   12/1/16                                             1,007,500
                 Colorado Housing Financial Authority,
                 (Single Family Program):
     1,000,000     7.10%, 5/1/15                                       1,118,750
     1,000,000     Series B-3, 6.80%, 11/1/28                          1,117,500
     2,250,000   Denver City and County Airport Revenue,
                   (MBIA Insured), Series E, 5.25%, 11/15/23           2,202,188
--------------------------------------------------------------------------------
Colorado - (continued)
                 Denver West Metropolitan District:
    $  265,000     6.15%, 12/1/13                                      $ 269,969
       750,000     6.50%, 12/1/16                                        786,563
       615,000     6.20%, 6/1/17                                         626,531
     3,000,000   E-470 Public Highway Authority Revenue,
                  (MBIA Insured), Series A, 5.00%, 9/1/26              2,861,250
                 Eaglebend Affordable Housing Corp. Multi-
                   family Revenue, (Housing Project), Series A:
     1,000,000     6.45%, 7/1/21                                       1,002,500
     1,300,000     7.40%, 7/1/21                                       1,303,250
     1,000,000   Erie Water Enterprise Revenue,
                   Series B, 6.00% 12/1/17                             1,002,500
     2,000,000   Fort Collins Pollution Control Revenue,
                   (Anheuser-Busch Project), 6.00%, 9/1/31             2,085,000
       410,000   Hyland Hills Metropolitan Parks and Recreational
                   District, Special Revenue, Series A,
                   6.10%, 12/15/09                                       416,662
     1,000,000   Mountain Village Metropolitan District,
                   (San Miguel County), 8.10%, 12/1/11                 1,108,750
       175,000   Plains Metropolitan District, 5.85%, 12/1/05            176,768
     1,000,000     Sand Creek Metropolitan District, 7.125%,
                   12/1/16                                             1,012,500
       100,000   Telluride Excise Tax Revenue, 5.75%, 12/1/12            102,500
                 Telluride Housing Authority Housing Revenue,
                   (Shandoka Apartments Project):
       100,000     7.50%, 6/1/12                                         108,250
     1,500,000     7.50%, 6/1/23                                       1,633,125
                 Upper Cherry Creek Metropolitan District:
       500,000     6.20%, 12/1/05                                        523,750
       400,000     6.75%, 12/1/11                                        423,000
--------------------------------------------------------------------------------
                                                                      24,589,881
--------------------------------------------------------------------------------
Florida - 2.3%
     1,500,000   Florida State Board of Education Capital Outlay,
                   Series A, 5.00%, 6/1/27                             1,428,750
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    11

                 JANUS FEDERAL TAX-EXEMPT FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Georgia - 1.3%
    $  800,000   Burke County Development Authority Pollution
                   Control Revenue, (Georgia Power Company
                   Plant Vogtle Project), Variable Rate,
                   4.05%, 7/1/24                                      $  800,000
--------------------------------------------------------------------------------
Illinois - 5.5%
     1,000,000   Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue, (McCormick
                   Place Convention Center Project), 7.00%,
                   7/1/26                                              1,181,250
     2,000,000   Regional Transportation  Authority,
                 (FGIC Insured), 6.00%, 6/1/23                         2,212,500
--------------------------------------------------------------------------------
                                                                       3,393,750
--------------------------------------------------------------------------------
Maryland - 1.6%
     1,000,000   Maryland Health & Higher Educational Facilities
                   Authority Revenue, (John Hopkins
                   University), 5.125%, 7/1/20                           967,500
--------------------------------------------------------------------------------
Massachusetts - 4.6%
     2,000,000   Massachusetts Port Authority Revenue,
                   Series A, 5.00%, 7/1/27                             1,895,000
     1,000,000   Massachusetts Turnpike Authority Metropolitan
                   Highway System Revenue, (MBIA Insured),
                   Series A, 5.00%, 1/1/37                               941,500
--------------------------------------------------------------------------------
                                                                       2,836,500
--------------------------------------------------------------------------------
Missouri - 5.5%
     1,425,000   Carthage Waterworks and Wastewater
                   Treatment System Revenue, Series B,
                   6.50%, 7/1/16                                       1,505,156
     2,000,000   Sikeston Electric Revenue, (MBIA Insured),
                   5.00%, 6/1/22                                       1,907,500
--------------------------------------------------------------------------------
                                                                       3,412,656
--------------------------------------------------------------------------------
Montana - 3.0%
       750,000    Montana Health Facilities Authority Facilities
                    Revenue, (St. Peters Community Hospital),
                    5.50%, 6/1/11                                        759,375
     1,000,000    Montana State Board of Investment Workers
                    Compensation Program, (MBIA Insured),
                    6.875%, 6/1/20                                     1,092,499
--------------------------------------------------------------------------------
                                                                       1,851,874
--------------------------------------------------------------------------------
New Jersey - 1.9%
     1,000,000    New Jersey Turnpike Authority, Turnpike
                    Revenue, (FSA Insured), Series C,
                    6.50%, 1/1/16                                      1,163,750
--------------------------------------------------------------------------------
New Mexico - 3.5%
     2,000,000    University of New Mexico University Revenue,
                    Series A, 6.00%, 6/1/21                            2,200,000
--------------------------------------------------------------------------------
New York - 5.9%
     1,000,000    New York State Dorm Authority Revenue,
                    (State University Educational Facilities),
                    Series A, 5.50%, 5/15/19                           1,012,500
     1,600,000    New York State Energy Research and Development
                    Authority Pollution Control Revenue,
                    (New York Electric and Gas), (Morgan
                    Guaranty Trust), Variable Rate,
                    Series C, 3.95%, 6/1/29                            1,600,000
     1,000,000    New York State Urban Development
                    Corporation Revenue, (University Facilities
                    Grants), 5.875%, 1/1/21                            1,055,000
--------------------------------------------------------------------------------
                                                                       3,667,500
--------------------------------------------------------------------------------
Oklahoma - 0.9%
       500,000    McGee Creek Authority Water Revenue,
                    (MBIA Insured), 6.00%, 1/1/23                        553,750
--------------------------------------------------------------------------------
South Carolina - 3.1%
    $2,000,000    Spartanburg Waterworks Revenue,
                    (FGIC Insured), 5.00%, 6/1/19                    $ 1,927,500
--------------------------------------------------------------------------------
Texas - 1.7%
     1,000,000    Orange County Naval and Port District
                    Industrial Development Corp. Revenue,
                    (North Star Steel Texas), 6.375%, 2/1/17           1,088,750
--------------------------------------------------------------------------------
Wyoming - 1.7%
     1,000,000    Sweetwater County Pollution Control Revenue,
                    (Idaho Power Co.), Series A, 6.05%, 7/15/26        1,052,500
--------------------------------------------------------------------------------
Total Municipal Securities (cost $57,446,082)                         58,875,442
--------------------------------------------------------------------------------
U.S. Government Obligation - 5.0%
     3,000,000    U.S. Treasury Notes, 6.375%,
                    8/15/27 (cost $3,053,120)                          3,089,400
--------------------------------------------------------------------------------
Total Investments (total cost $60,499,202) - 99.9%                    61,964,842
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%             89,967
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $62,054,809
--------------------------------------------------------------------------------
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    12

        JANUS SHORT-TERM BOND FUND Portfolio Manager, Sandy R. Rufenacht

Performance Review
     Janus Short-Term Bond Fund had a total return of 7.70% during our fiscal year ended October 31, 1997, versus a gain of 6.48% for the Lehman Brothers Government/Corporate 1-3 Year Bond Index. Both results include reinvested dividends.
     For the fiscal year, Janus Short-Term Bond Fund ranked in the top 4% (4 out of 100) of the Short-Term Investment Grade Debt Funds tracked by Lipper Analytical Services, Inc., a large mutual fund rating company.(1)
     The Fund outperformed the Lehman Index despite a narrow range of interest rate movements for the entire year, coupled with a relatively flat yield curve. A substantial cash position enabled us to be flexible and opportunistic with respect to our expanding position in high-yield corporate bonds. Global turmoil, ignited by the Asian currency crisis, produced a flight to quality, making U.S. Treasury markets more attractive. The current portfolio configuration, as indicated in the tables below, demonstrates broader diversification with no appreciable decline in overall credit quality.

Portfolio Composition
--------------------------------------------------------------------------------
Fund Data                                 October 31, 1997    October 31, 1996
Weighted Avg. Maturity                         2.4 Yrs.            2.4 Yrs.
Average Modified Duration*                     2.0 Yrs.            2.0 Yrs.
30-Day Avg. Yield**                            6.04%               5.75%
30-Day Avg. Yield
  Without Reimbursement**                      5.57%               5.26%
Average Rating                                   A                   A
--------------------------------------------------------------------------------
 *A theoretical measure of price volatility.
**Yields will fluctuate.
--------------------------------------------------------------------------------
Portfolio Asset Mix                       October 31, 1997    October 31, 1996
Investment-Grade Corp. Bonds                   56.2%               69.0%
High-Yield/High-Risk Corp. Bonds               16.5%                5.0%
U.S. Treasury Bonds                            21.7%               12.0%
Cash & Cash Equivalents                         5.6%               14.0%
--------------------------------------------------------------------------------
     Our high-yield holdings were made up primarily of "cushion bonds" which are likely to be called before they mature. Several highlights in this area include All American Communications, recently acquired by Pearson PLC and tendered at more than six points above our purchase price. Prior to the redemption, the Fund benefited from its 10.88% coupon. Star Markets, a regional supermarket chain, carries a 13% coupon, a premium in this low-yield environment, which we expect the company will soon want to refinance. Investment-grade corporate bonds were represented by well-known names such as SmithKline Beecham, Sherwin Williams, and Ford Motor Credit. The Treasury portion of the portfolio consisted of a single short-term note.

Portfolio Strategy
     Flexibility is key to our pursuit of maximum yields with minimum risk. While investment-grade bonds continue to make up a majority of the portfolio, strategic increases in the size of our high-yield position allowed us to maintain a competitive yield without taking on additional undue risk. Whereas the Treasury and investment-grade positions lower credit risk, high-yield holdings of low duration can help mitigate interest rate risk. The mix is cost-effective as well, offering a wider range of attractive short-term opportunities at a time when short supplies, caused by companies financing for longer periods of time to lock in lower rates, had pushed up prices. By continuing to selectively add short-term high-yield credits that are trading to their call price, we can collect attractive coupons with a high degree of safety. At the same time, we can lower interest rate risk as well as the duration of the portfolio. Because we can leverage the synergies provided by both our own firsthand fixed-income research and Janus' extensive equity research, we focus on companies we know well and where we are confident in our ability to accurately evaluate the credit quality.

Going Forward
     While the Federal Reserve has been vigilant in keeping a tight rein on inflation through timely short-term interest rate hikes, the recent Asian currency crisis and its damping effect on U.S. financial markets has brought forth a new scenario: deflation, or a decline in prices for goods and services. While the jury is still out, this scenario might call for a decrease in short-term interest rates, which would definitely bear watching. Regardless, the portfolio's flexibility should keep it poised to respond quickly and effectively to rate changes. The portfolio mix should also keep yields competitive and result in a stable net asset value.
     Thank you for your continued investment in Janus Short-Term Bond Fund.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines Short-Term Investment Grade Debt Funds as investing "at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less." As of October 31, 1997, Janus Short-Term Bond Fund ranked 40/75 of Short-Term Investment Grade Debt Funds for the 3-year period and 22/40 for the 5-year period. The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    13

        JANUS SHORT-TERM BOND FUND Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a solid green line. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($12,988) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($13,090). There is a legend in the upper left quadrant of the graph which indicates Janus Short-Term Bond Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 7.70%, 5.41% and 5.19%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                  JANUS SHORT-TERM BOND FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 72.7%
--------------------------------------------------------------------------------
Aerospace and Defense - 3.1%
    $1,750,000   Lockheed Martin Corp., 6.55%
                   company guaranteed unsecured notes,
                   due 5/15/99                                        $1,767,500
--------------------------------------------------------------------------------
Broadcast Services and Programming - 3.5%
     2,000,000   TCI Communications, Inc., 6.375%
                   senior notes, due 9/15/99                           2,002,500
--------------------------------------------------------------------------------
Computers - Mainframe - 3.0%
     1,750,000   IBM Corp., 6.375%
                   global notes, due 6/15/00                           1,765,312
--------------------------------------------------------------------------------
Containers - Metal and Glass - 3.0%
     1,750,000   Crown Cork & Seal Co., Inc., 5.875%
                   notes, due 4/15/98                                  1,749,965
--------------------------------------------------------------------------------
Finance - Auto Loans - 6.1%
     1,750,000   Ford Motor Credit Corp., 7.25%
                   notes, due 5/15/99                                  1,785,000
     1,750,000   General Motors Acceptance Corp., 6.65%
                   notes, due 5/24/00                                  1,771,875
--------------------------------------------------------------------------------
                                                                       3,556,875
--------------------------------------------------------------------------------
Finance - Credit Card - 3.0%
     1,750,000   First USA Bank, Inc., 5.75%
                   notes, due 1/15/99                                  1,747,812
--------------------------------------------------------------------------------
Food - Diversified - 3.1%
     1,800,000   Grand Metropolitan Investment Corp., 6.50%
                   company guaranteed notes, due 9/15/99               1,813,500
--------------------------------------------------------------------------------
Food - Retail - 3.4%
    $  270,000   Pathmark Stores, Inc., 12.625%
                   subordinated notes, due 6/15/02                    $  273,375
       500,000   Ralphs Grocery Co., 11.00%
                   senior subordinated notes, due 6/15/05                548,750
     1,010,000   Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              1,148,875
--------------------------------------------------------------------------------
                                                                       1,971,000
--------------------------------------------------------------------------------
Hotels and Motels - 2.2%
     1,250,000   Hyatt Equities, L.L.C., 6.80%
                   notes, due 5/15/00+                                 1,265,625
--------------------------------------------------------------------------------
Life and Health Insurance - 0.3%
       185,000   Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes, due 12/15/03               192,863
--------------------------------------------------------------------------------
Medical - Drugs - 4.4%
     2,500,000   SmithKline Beecham PLC, 6.75%
                   company guaranteed notes, due 10/30/01              2,559,375
--------------------------------------------------------------------------------
Motion Pictures and Services - 1.0%
       500,000   All American Communications, Inc.,
                   10.875% senior subordinated notes,
                   due 10/15/01                                          553,750
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.1%
     1,750,000   International Lease Finance Corp., 6.625%
                   notes, due 4/1/99                                   1,767,500
--------------------------------------------------------------------------------
Multimedia - 3.0%
     1,750,000   Time Warner, Inc., 4.90%
                   bonds, due 7/29/99+                                 1,710,625
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.0%
       500,000   Mesa Operating Co., 10.625%
                   unsecured company guaranteed notes,
                   due 7/1/06                                            575,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    14

                   JANUS SHORT-TERM BOND FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Oil Companies - Integrated - 3.1%
   $ 1,750,000   Texaco Capital, Inc., 6.875%
                   notes, due 7/15/99                                $ 1,778,437
--------------------------------------------------------------------------------
Paint and Related Products - 3.5%
     2,000,000   Sherwin-Williams Co., 6.25%
                   notes, due 2/1/00                                   2,010,000
--------------------------------------------------------------------------------
Physical Therapy and Rehabilitation Centers - 2.7%
     1,500,000   HEALTHSOUTH Corp., 9.50%
                   senior subordinated notes, due 4/1/01               1,573,125
--------------------------------------------------------------------------------
Retail - Discount - 3.0%
     1,750,000   TJX Companies, Inc., 6.625%
                   notes, due 6/15/00                                  1,765,313
--------------------------------------------------------------------------------
Retail - Diversified - 1.9%
     1,000,000   Eye Care Centers of America, Inc., 12.00%
                   senior notes, due 10/1/03                           1,085,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 4.8%
       965,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                            1,004,806
     1,750,000   Great Western Financial Corp., 6.125%
                   notes, due 6/15/98                                  1,752,695
--------------------------------------------------------------------------------
                                                                       2,757,501
--------------------------------------------------------------------------------
Steel - Producers - 1.8%
     1,000,000   Bayou Steel Corp., 10.25%
                   first mortgage notes, due 3/1/01                    1,028,750
--------------------------------------------------------------------------------
Super-Regional Banks - 3.0%
     1,750,000   Norwest Corp., 6.25%
                   senior notes, due 4/15/99                           1,758,750
--------------------------------------------------------------------------------
Television - 1.8%
     1,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures, due 8/15/04         1,048,750
--------------------------------------------------------------------------------
Transportation - Railroad - 3.0%
     1,750,000   Union Pacific Corp., 6.25%
                   notes, due 3/15/99                                  1,756,563
--------------------------------------------------------------------------------
Wire and Cable Products - 0.9%
       500,000   International Wire Group, 11.75%
                   senior subordinated notes, due 6/1/05                 545,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $41,747,948)                              42,106,391
--------------------------------------------------------------------------------
U.S. Government Obligation - 21.7%
    12,500,000   U.S. Treasury Note, 6.00%
                   due 6/30/99 (cost $12,521,452)                     12,571,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.5%
                 Household Finance Corp.
     2,000,000     5.68%, 11/3/97                                      1,999,369
                   (amortized cost $1,999,369)
--------------------------------------------------------------------------------
Total Investments (total cost $56,268,769)  - 97.9%                   56,676,760
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%          1,231,004
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $57,907,764
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    15

          JANUS MONEY MARKET FUNDS Portfolio Manager, Sharon S. Pichler

The Year in Review
     During the fiscal year ended October 31, 1997, short-term interest rates experienced only moderate volatility. This was in sharp contrast to intermediate- and long-term rates, which were very sensitive to signs of economic strength or weakness and oscillated dramatically through much of the year. In general, short-term interest rates are less sensitive to economic conditions and instead react to changes in the federal funds rate, which the Federal Reserve Board raised only once during the period.
     Federal Reserve Chairman Alan Greenspan continued to express concerns about the high level of stock prices throughout the 12 months. His remarks introduced additional volatility into the capital markets, but there was very little spillover into money market yields. Yield on the one-year Treasury reached a high of 6.07% during the year, but the "flight to quality" that began when the economic crisis in Southeast Asia intensified pulled the rate down to 5.21% at the end of October.
     Although concerns about a second federal funds rate hike persisted, none occurred, primarily because inflation remained dormant. The overbuilt manufacturing capacity in Southeast Asia increases the likelihood that prices of many imports will move lower, which in turn will help keep the lid on inflation in the U.S.
     That explains why the current consensus is that the Federal Reserve Board will not raise rates anytime soon, despite low unemployment and solid growth in the housing market. Given global economic conditions, I have to agree.

Janus Money Market Fund
     For much of the year, assets remained primarily in very short-term obligations, where rates were highly competitive with longer-term debt (six months to one year). I did not lock the Fund into longer obligations unless I believed we were being adequately paid for the extra time exposure. I also made use of "plain vanilla" floating rate instruments (or floaters) from top-rated issuers. The yield on floaters adjusts (or floats) up and down with interest rates. Floaters helped us maintain flexibility and liquidity with a little better yield, and held down transaction costs.
     During the year, assets in the Fund grew from approximately $2.5 billion to just under $3.9 billion. This growth was very gratifying, and reflects a growing awareness of Janus' emphatic commitment to all aspects of money management. It was, however, a little surprising that there were not more inflows, given the volatility of the stock market near year-end. That investors chose to ride out the turbulence speaks well for their confidence in Janus' equity management. It also indicates an appetite for stocks and a level of education that takes into account the trade-off between risk and reward.
     Still, money market funds remain a good choice for the cash portion of an investor's portfolio.
     Janus Money Market Fund's weighted average maturity was just 37 days as of October 31, 1997, versus 40 days on October 31, 1996. The Fund is rated Aa by Moody's. Moody's analyzes the Fund's credit quality, market price exposure, and management.
     For the 12 months ended October 31, Janus Money Market Fund ranked 45 out of 302 funds (top 15%) in the U.S. Money Market category defined by Lipper Analytical Services, Inc., a mutual fund rating company.(1)

Janus Government Money Market Fund
     Government money market instruments had a quiet year. The only major occurrence was the step up in federal funds back in March. Maturities were kept very short and government floaters were used to pick up small but meaningful yield increments over the course of the year. Government floaters adjust their yields with changes in interest rates. They allowed us to maintain flexibility and good liquidity, with a slightly better yield.
     All government debt in the Fund is rated AAA, the highest credit quality available. Janus Government Money Market Fund also has a rating of Aaa from Moody's Investor Services, which analyzes the Fund's credit quality, market price exposure, and management. The portfolio had a weighted average maturity of 33 days on October 31, 1997.
     For the 12 months ended October 31, Janus Government Money Market Fund ranked 19 of 118 funds (top 16%) in the U.S. Government Money Market category defined by Lipper Analytical Services, Inc., a mutual fund rating company.(1)

Janus Tax-Exempt Money Market Fund
     We had a stable year in the tax-exempt market. The single change in the federal funds rate was largely responsible. As usual, the market was seasonal, with redemptions increasing around tax time and when college tuition was due, and purchases mounting in between.
     Long-term and short-term rates were very close for much of the period, so I continued to opt for the greater flexibility of short-term securities. The Fund's weighted average maturity was 54 days as of October 31.
     For the 12 months ended October 31, Janus Tax-Exempt Money Market Fund ranked 29 of 137 funds (top 21%) in the U.S. Tax-Exempt Money Market category defined by Lipper Analytical Services, Inc., a mutual fund rating company.(1)

     Thank you for your investment and confidence in Janus Money Market Funds.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services defines a U.S. Money Market Fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." Lipper defines a U.S. Government Money Market Fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." Lipper defines a Tax-Exempt Money Market Fund as one that "invests in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." Past performance does not guarantee future results. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

Money market funds are neither insured nor guaranteed by the U.S. government and there can be no assurance that money market funds will be able to maintain a $1.00 per share price.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    16

                    JANUS MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 25.7%
   $42,300,000   AES Shady Point, Inc.
                   5.61%, 1/15/98                                   $ 41,805,618
     7,500,000   Associates Corp. of North America
                   8.125%, senior notes 1/15/98                        7,533,876
                 BTM Capital Corp.:
    20,000,000     5.63%, 11/18/97                                    19,946,827
    19,790,000     5.68%, 11/28/97                                    19,711,939
    45,000,000     5.66%, 1/15/98                                     44,469,375
    15,000,000     5.70%, 1/20/98                                     14,810,000
    26,000,000     5.70%, 1/21/98                                     25,666,550
    20,000,000     5.70%, 1/30/98                                     19,721,333
     8,000,000   Casio Phonemate, Inc.
                   5.66%, 01/16/98                                     7,904,408
    27,810,000   Fundex Corp.
                   5.59%, 11/10/97                                    27,771,135
    50,000,000   General Motors Acceptance Corp.
                   5.84%, 11/7/97                                     49,951,333
                 Heller Financial, Inc.:
    25,000,000     5.63%, 11/26/97                                    24,902,258
    25,000,000     5.73%, 1/16/98                                     24,697,583
                 Heller International, Inc.:
    25,000,000     5.60%, 12/17/97                                    24,821,111
    50,000,000     5.64%, 12/23/97                                    49,592,667
                 Kubota Finance Corp.:
    36,500,000     5.65%, 11/3/97                                     36,488,543
    36,000,000     5.61%, 11/14/97                                    35,927,070
    40,000,000     5.61%, 11/17/97                                    39,900,266
                 Mitsubishi Motors Credit of America:
    15,000,000     5.60%, 12/2/97                                     14,927,667
    15,000,000     5.61%, 12/3/97                                     14,925,200
    20,000,000     5.64%, 1/16/98                                     19,761,867
    14,000,000   NS Finance, Inc.
                   5.65%, 11/10/97                                    13,980,225
    30,000,000   Onoda USA, Inc.
                   5.62%, 11/12/97                                    29,948,484
                 Orix America, Inc.:
    26,500,000     5.62%, 11/6/97                                     26,479,315
    33,200,000     5.62%, 11/25/97                                    33,075,611
    11,800,000     5.63%, 11/25/97                                    11,755,710
    32,800,000     5.63%, 12/12/97                                    32,589,688
    50,000,000   Sanwa Business Credit
                   5.65%, 11/5/97                                     49,968,612
                 SRD Finance, Inc.:
    15,000,000     5.60%, 12/11/97                                    14,906,667
    39,000,000     5.60%, 12/18/97                                    38,714,867
                 Sumitomo Bank Capital Markets
    20,000,000     5.61%, 11/19/97                                    19,943,900
    25,000,000     5.73%, 11/25/97                                    24,912,460
    25,000,000   Sumitomo Bank of New York
                   5.62%, 11/3/97                                     24,992,194
    10,000,000   Tomen America, Inc.
                   5.63%, 11/21/97                                     9,968,724
                 75th State Street:
    58,892,000     5.62%, 11/12/97                                    58,790,869
    25,832,000     5.61%, 11/14/97                                    25,779,668
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $981,043,620)       981,043,620
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 39.0%
    13,700,000   ABAG Finance Authority for Nonprofit
                   Corporations, California, Certificates of
                   Participation, Series C, 5.70%, 10/1/27            13,700,000
                 American Honda Finance Corp.:
    25,000,000     5.7678%, 4/6/98                                    24,997,939
    50,000,000     5.7187%, 6/23/98                                   50,000,000
    10,000,000     5.7187%, 7/8/98                                    10,000,000
    25,000,000     5.8125%, 7/27/98                                   25,000,000
    22,000,000     5.75%, 8/3/98                                      22,000,000
    50,000,000     5.75%, 8/14/98                                     50,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - (continued)
   $11,000,000   APTC Plastics Acquiring Co., L.L.C.
                    5.75%, 4/1/17                                    $11,000,000
    40,000,000   Bank of America, N.A.
                   5.65%, 4/16/98                                     39,987,266
                 Bankers Trust Company of New York:
    60,000,000     5.70%, 11/7/97                                     59,999,960
    25,000,000     5.70%, 4/3/98                                      24,997,835
    45,000,000     5.65%, 7/15/98                                     44,984,683
    10,385,000   Bannockburn Associates, L.L.C.
                   5.80%, 4/1/27                                      10,385,000
    48,000,000   Comerica Bank of Detroit, 5.67%,
                   medium term notes, 4/6/98                          47,989,853
    14,960,000   Community Health System, Inc.,
                   Series A, 5.80%, 10/1/03                           14,960,000
    75,000,000   CP Trust Certificates, Series 1996-2,
                   5.715%, 12/26/97                                   75,000,000
    35,510,000   Crouse Health Hospital, Inc.,
                   5.75%, 7/1/17                                      35,510,000
    25,000,000   Crozer-Keystone Health Systems,
                   5.67%, 12/15/21                                    25,000,000
     9,100,000   Eagle County, Colorado Housing Facility
                   Authority, (BC Housing L.L.C. Project),
                   Series A, 5.6562%, 6/1/27                           9,100,000
    50,000,000   FCC National Bank of Wilmington,
                   Delaware, 5.62%, 2/20/98                           49,988,313
                 General American Life Insurance Co.:
    50,000,000     5.84%, 2/20/98                                     50,000,000
    30,000,000     5.84%, 8/13/98                                     30,000,000
    80,000,000     5.84%, 12/31/98                                    80,000,000
                 General Motors Acceptance Corp.:
    11,000,000     5.957%, 2/2/98                                     11,006,565
    10,745,000     5.7539%, medium term notes, 4/17/98                10,745,000
    50,000,000     5.7285%, medium term notes, 4/22/98                49,984,825
    12,700,000   Genesys Michigan Health System, Inc.,
                   Series A, 5.66%, 4/1/20                            12,700,000
     8,700,000   H/M Partners, L.L.C.
                   5.75%, 10/1/20                                      8,700,000
    50,000,000   Household Finance Corp., 5.72%,
                   medium term notes, 5/7/98                          50,000,000
     9,600,000   Jackson County, Alabama Industrial
                   Development, (Beaulieu America
                   Project), 5.80%, 7/1/10                             9,600,000
    50,000,000   Merrill Lynch & Co.,
                   5.72%, medium term notes, 4/17/98                  50,000,000
    75,000,000   Morgan Stanley Dean Witter Discover and Co.
                   5.625%, 3/9/98                                     75,000,000
    50,000,000   National Bank of Canada,
                   5.64%, 10/8/98                                     49,972,945
    24,200,000   New Jersey Economic Development Authority
                   Revenue, Series A, 5.6562%, 10/1/21                24,200,000
    13,800,000   Pasadena California COPS, (Los Robles
                   Avenue Parking Facility Project),
                   5.75%, 11/1/12                                     13,800,000
                 PHH Corp.:
    25,000,000     5.6782%, medium term notes, 8/4/98                 24,992,661
    25,000,000     5.69%, medium term notes, 8/4/98                   24,998,145
    45,000,000     5.68%, medium term notes, 10/6/98                  44,991,806
    43,000,000   PNC Bank, N.A., 5.6523%,
                   medium term notes, 6/5/98                          42,999,905
    25,000,000   Rehau, Inc.,
                   5.75%, 10/1/19                                     25,000,000
    17,520,000   Rockland Financial Ltd.,
                   5.75%, 12/1/26                                     17,520,000
     7,400,000   San Bernardino County, California,
                   (Capital Improvement Refining Project),
                   5.90%, 11/1/25                                      7,400,000
     9,365,000   San Jose, California Financing Authority,
                   (Hayes Mansion Revenue Project),
                   Series A, 5.80%, 12/1/25                            9,365,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    17

                    JANUS MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - (continued)
                 Shizuoka Bank:
   $40,000,000     5.605%, 6/15/98                                   $39,993,019
    18,000,000     5.6525%, 10/26/98                                  18,000,000
    35,000,000   Societe Generale
                   5.67%, 7/31/98                                     34,992,364
    17,800,000   St. Joseph Health Systems of California,
                   Series A, 5.96%, 7/1/11                            17,800,000
     5,245,000   Union City, Tennessee Industrial Development
                   Board, (Cobank Limited, L.L.C., Project),
                   5.85%, 1/1/25                                       5,245,000
     5,000,000   Venturecor, Inc., Healthcare Revenue,
                   5.85%, 5/15/35                                      5,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes
 (amortized cost $1,488,608,084)                                   1,488,608,084
--------------------------------------------------------------------------------
Certificates Of Deposit - 21.0%
    50,000,000   Bank of Tokyo
                   5.765%, 1/23/98                                    50,000,000
                 Banque Nationale de Paris:
    48,500,000     5.76%, 2/27/98                                     48,493,995
    25,000,000     6.02%, 10/30/98                                    25,000,000
                 Canadian Imperial Bank of Commerce:
    25,000,000     5.97%, 3/19/98                                     24,997,258
    25,000,000     5.88%, 10/14/98                                    24,985,227
                 Fuji Bank Ltd.:
    50,000,000     5.718%, 11/3/97                                    50,000,132
    50,000,000     5.67%, 11/5/97                                     50,000,000
    50,000,000     5.62%, 11/17/97                                    50,000,000
                 Industrial Bank of Japan, Ltd.:
    50,000,000     5.82%, 11/5/97                                     50,000,000
    27,000,000     5.80%, 11/12/97                                    27,000,279
    50,000,000     5.65%, 12/22/97                                    50,000,000
    25,000,000   Midland Bank PLC
                    5.90%, 11/7/97                                    25,000,000
                 National Bank of Canada:
    25,000,000     6.08%, 9/8/98                                      25,000,000
    40,000,000     6.082%, 11/17/98                                   40,000,000
                 Norinchunkin Bank Ltd.:
    50,000,000     5.70%, 11/5/97                                     50,000,000
    10,000,000     5.68%, 1/7/98                                      10,000,184
    50,000,000     5.75%, 1/20/98                                     50,000,000
                 Societe Generale:
    50,000,000     5.82%, 1/7/98                                      50,000,000
    50,000,000     5.85%, 3/3/98                                      49,993,604
    25,000,000     6.17%, 5/8/98                                      24,997,543
    25,000,000     5.89%, 10/14/98                                    24,993,180
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $800,461,402)                    800,461,402
--------------------------------------------------------------------------------
Promissory Notes - 10.0%
   230,000,000     Goldman Sachs Group, L.P. 5.75%, 1/20/98          230,000,000
   150,000,000     Morgan Stanley, 5.85%, 12/26/97                   150,000,000
--------------------------------------------------------------------------------
Total Promissory Notes (cost $380,000,000)                           380,000,000
--------------------------------------------------------------------------------
Put Bonds - 1.4%
    18,900,000     Bedford County, Virginia Industrial
                     Development Authority, Series 95D,
                     5.68%, 11/14/97                                  18,900,000
    18,500,000     Los Angeles County, California Metropolitan
                     Transit Authority, 5.90%, 1/22/98                18,500,000
                   Northglenn Colorado Urban Renewal Authority,
                     (Northglenn Mall Project):
     8,700,000         Series A-2, 5.95%, 12/11/97                     8,700,000
     5,700,000         Series B, 5.95%, 12/1/16                        5,700,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $51,800,000)                                    51,800,000
--------------------------------------------------------------------------------
Medium-Term Notes - 0.2%
     7,155,000     Household Finance Corp., 7.91%,
                     medium term notes, 2/6/98 (cost $7,192,792)       7,192,792
--------------------------------------------------------------------------------
Repurchase Agreements - 7.4%
  $205,000,000     BZW Securities, Inc.
                     5.85%, dated 10/31/97, maturing 11/3/97,
                     to be repurchased at $205,099,938,
                     collateralized by $8,945,000 in WFS
                     Financial Owner Trust, 6.65%, 8/20/00;
                     $10,000,000 in Toyota Auto Lease Trust,
                     6.20% - 6.35%, 4/26/04; $10,300,000 in
                     The Money Store Home Equity Trust,
                     6.625% - 6.825%, 10/15/08 - 7/15/21;
                     $20,325,000 in Standard Credit Card
                     Master Trust, 5.90% - 7.875%, 11/7/98 -
                     2/9/01; $1,000,000 in Citibank Credit
                     Card Master Trust, 5.8238%, 9/15/05;
                     $3,500,000 in Student Loan Marketing
                     Association., 5.7583%, 1/25/10;
                     $9,931,534 in Prudential Home Mortgage
                     Securities, 6.3375% - 6.9034%, 8/25/08 -
                     10/25/08; $10,000,000 in Provident Bank
                     Home Equity Loan Trust, 5.8563%,
                     4/25/28; $5,000,000 in Nellie Mae, Inc.,
                     5.885%, 12/15/18; $20,000,000 in
                     NationsBank Credit Card Master Trust,
                     6.00%, 12/15/05; $270,000 in TMS Auto
                     Grantor Trust, 6.25%, 6/20/03;
                     $3,273,240 in MBNA Master Credit Card
                     Trust, 5.785% - 5.795%, 3/15/03 -
                     8/15/14; $10,000,000 in Keycorp Student
                     Loan Trust, 5.8863%, 9/27/24; $5,570,000
                     in Ford Credit Auto Loan Master Trust,
                     5.88% - 6.50%, 8/15/02 - 2/15/03;
                     $17,000,000 in First USA Credit Card
                     Master Trust, 5.78% - 6.42%, 11/15/03 -
                     3/17/05; $12,500,000 in Equicon Home
                     Equity Loan Trust, 6.105%, 5/18/25;
                     $7,700,000 in Discover Card Trust,
                     7.85%, 11/21/00; $34,850,000 in Daiwa
                     Mortgage Acceptance Corp., 6.3875%,
                     10/25/19; $160,000 in Contimortgage Home
                     Equity Loan Trust, 7.01%, 8/15/13;
                     $5,000,000 in Chase Manhattan RV Owner
                     Trust, 6.23%, 12/15/07; $31,300,000 in
                     Capital Equipment Receivables Trust,
                     5.95% - 6.28%, 7/15/99 - 6/15/00;
                     $8,700,000 in CTS Adjustable Rate
                     Mortgage Trust, 6.2975%, 5/25/26;
                     $15,500,000 in Advanta Mortgage Loan
                     Trust 6.35% - 7.10%, 4/25/20 - 10/25/21
                     with respective values of $9,001,998,
                     $10,002,825, $9,543,518, $20,556,677,
                     $997,909, $3,500,000, $9,921,602,
                     $8,622,946, $5,000,000, $19,828,440,
                     $270,971, $3,244,506, $10,000,000,
                     $5,576,076, $17,131,354, $12,515,000,
                     $7,831,277, $1,780,651, $165,217,
                     $5,000,000, $31,226,930, $3,260,409,
                     $14,121,694                                    $205,000,000
    50,000,000     NationsBank,
                     5.8125%, dated 10/31/97, maturing
                     11/3/97, to be repurchased at
                     $50,024,219 collateralized by $4,770,000
                     in Countrywide Mortgage Backed
                     Securities, Inc., 6.25%, 7/25/09;
                     $2,238,000 in Residential Asset
                     Securitization Trust, 7.25%, 10/25/27;
                     $3,400,000 in GE Capital Mortgage
                     Services, Inc., 6.2083%, 12/25/23;
                     $11,000,000 in GE Capital Mortgage
                     Services, Inc., 6.50%, 3/25/24;
                     $6,536,765 in GE Capital Mortgage
                     Services, Inc., 6.75%, 3/25/27;
                     $1,010,000 in Morgan Stanley Capital I,
                     7.46%, 2/15/20; $10,000,000 in Mortgage
                     Capital Funding, Inc., 7.35%, 7/15/05;
                     $15,331,084 in Mortgage Capital Funding,
                     Inc., 7.008%, 9/20/06 with respective
                     values $4,531,513, $2,256,889,
                     $19,489,508, $1,010,000, $23,712,090             50,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    18

                    JANUS MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
   $28,800,000     Lehman Brothers, Inc.,
                     5.64%, dated 10/31/97, maturing 11/3/97,
                     to be repurchased at $28,813,536,
                     collateralized by $8,650,000 in Citicorp
                     Mortgage Securities, Inc., 6.50%,
                     2/25/24; $2,395,000 in Citicorp Mortgage
                     Securities, Inc., 5.75%, 6/25/09;
                     $425,000 in GE Capital Mortgage
                     Services, Inc., 10.417%, 12/25/23;
                     $32,681,000 in Residential Funding
                     Mortgage Securities I, 6.104%, 6/25/08;
                     $2,159,850 in Residential Funding
                     Mortgage Securities I, 6.204%, 12/25/23;
                     $5,926,000 in Saxon Mortgage Securities,
                     Corp., 6.75%, 4/25/24 with respective
                     values $9,530,700, $2,560,458, $512,203,
                     $8,298,648, $2,084,196, $6,388,073              $28,800,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $283,800,000)                      283,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,992,905,898) - 104.7%             3,992,905,898
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.7%)    (178,956,709)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $3,813,949,189
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    19

              JANUS GOVERNMENT MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency Discount Notes - 19.7%
                 Fannie Mae:
    $1,000,000     9.15%, 4/10/98                                     $1,012,737
     2,000,000     5.89%, 5/21/98                                      1,998,578
                 Federal Farm Credit Bank:
     2,581,000     5.61%, 11/5/97                                      2,579,391
     2,000,000     5.69%, 5/20/98                                      1,936,778
     1,165,000     5.43%, 8/7/98                                       1,115,974
                 Federal Home Loan Bank System:
     3,000,000     5.38%, 12/15/97                                     2,980,273
     5,000,000     5.50%, 2/13/98                                      4,920,556
    10,000,000     5.589%, 3/4/98                                      9,999,563
     1,615,000     5.69%, 10/2/98                                      1,614,835
     5,000,000     5.432%, 10/6/98                                     4,995,426
--------------------------------------------------------------------------------
Total U.S. Government Agency Discount Notes
                   (amortized cost $33,154,111)                       33,154,111
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 14.6%
     5,000,000   Fannie Mae
                   5.465%, 2/13/98                                     4,999,174
                 Federal Farm Credit Bank:
     3,000,000     5.50%, 11/14/97                                     2,999,866
     5,000,000     5.55%, 2/20/98                                      4,998,973
                 Federal Home Loan Bank System:
     5,000,000     5.491%, 12/26/97                                    4,999,412
       750,000     6.00%, 6/29/98                                        751,687
                 Student Loan Marketing Association:
     5,000,000     5.27%, 11/24/97                                     4,999,776
     1,000,000     5.40%, 2/17/98                                        999,937
--------------------------------------------------------------------------------
Total U.S. Government Agency  Variable Notes
                   (amortized cost $24,748,825)                       24,748,825
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 15.2%
     3,000,000   Downey Savings and Loan
                   5.49%, 12/29/97                                     2,973,465
     6,639,000   Kirksville College of Osteopathic
                   5.48%, 12/11/97                                     6,598,576
                 New Hampshire Higher Education Loan:
     3,800,000     5.50%, 11/7/97                                      3,796,517
     5,000,000     5.50%, 11/13/97                                     4,990,833
                 USA Group Secondary Market Services:
     4,249,000     5.46%, 11/10/97                                     4,243,200
     3,000,000     5.50%, 11/17/97                                     2,992,667
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $25,595,258)         25,595,258
--------------------------------------------------------------------------------
Repurchase Agreements - 53.0%
    40,000,000   CS First Boston, 5.80%
                   dated 10/31/97, maturing 11/3/97, to be
                   repurchased at $40,019,333,
                   collateralized by $32,900,000 in Freddie
                   Mac 6.80% - 7.50%, 4/15/20 - 12/15/18;
                   $56,475,000 in Fannie Mae 6.50% - 9.50%,
                   11/25/13 - 11/25/20 with respective
                   values of $27,306,632 and $13,729,723              40,000,000
    39,300,000   HSBC Secutities, Inc., 5.77%, dated
                   10/31/97, maturing 11/3/97, to be
                   repurchased at $39,318,897,
                   collateralized by $23,053,000 in Freddie
                   Mac Adjustable Rate Mortgage 7.904%,
                   6/1/24 and $37,485,000 in Fannie Mae
                   Adjustable Rate Mortgage 6.114%, 11/1/22
                   with respective values of $10,799,191
                   and $29,289,491                                    39,300,000
--------------------------------------------------------------------------------
Repurchase Agreements - (continued)
   $10,000,000   Lehman Brothers, 5.68%,
                   dated 10/31/97, maturing 11/3/97, to be
                   repurchased at $10,004,733, collateralized
                   by $3,880,000 in Countrywide Funding Corp.
                   10.00%, 3/25/24; $4,995,000 in Housing
                   Securities, Inc. 6.50%, 3/25/09; $6,272,000
                   in Ryland Mortgage Securities Corp. 7.228%,
                   1/25/21; $2,088,803 in Structured Asset
                   Securities Corp. 7.8607%, 9/25/36; $350,000
                   in Lehman Large Loan cmo 6.79%, 10/12/34
                   with respective values of $2,406,321,
                   $4,758,455, $2,246,287, $433,926
                   and $354,882                                     $ 10,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $89,300,000)                        89,300,000
--------------------------------------------------------------------------------
Total Investments (cost $172,798,194) - 102.5%                       172,798,194
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5%)      (4,260,891)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $168,537,303
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    20

              JANUS TAX-EXEMPT MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Variable Rate Demand Notes - 73.4%
--------------------------------------------------------------------------------
Alabama - 1.6%
    $1,000,000   Athens Industrial Development Board Revenue,
                   (Coilplus Income Project), 3.80%, 9/1/99           $1,000,000
       400,000   North Alabama Environmental Impact Authority
                   Pollution Control Revenue, (Reynolds
                   Metals), 4.05%, 12/1/00                               400,000
--------------------------------------------------------------------------------
                                                                       1,400,000
--------------------------------------------------------------------------------
Arizona - 3.2%
     2,700,000   Phoenix Development Authority Multifamily
                   Housing Revenue, (Sunset Ranch), 3.65%,
                   12/1/27                                             2,700,000
--------------------------------------------------------------------------------
California - 1.1%
       400,000   California Statewide Communities Development
                   Authority Apartment Development Revenue,
                   (Whispering Winds Apartments), Series D,
                   3.60%, 12/1/22                                        400,000
       500,000   Carlsbad Housing and Redevelopment
                   Community, (Seascape Village Project),
                   3.60%, 12/1/05                                        500,000
--------------------------------------------------------------------------------
                                                                         900,000
--------------------------------------------------------------------------------
Colorado - 5.8%
       410,000   Colorado Health Facility Authority Revenue,
                   (Valley View Hospital Association Project),
                   4.25%, 10/1/12                                        410,000
     2,775,000   Denver City and County Multi-Family Housing
                   Revenue, (Ogden Residences Project),
                   4.25%, 12/1/09                                      2,775,000
     1,250,000   Englewood Industrial Development Revenue,
                   (Swedish Mobility Limited Project),
                   3.85%, 12/1/10                                      1,250,000
       490,000   University of Northern Colorado Revenue
                   Auxiliary Facilities Systems, 4.10%, 6/1/98           490,000
--------------------------------------------------------------------------------
                                                                       4,925,000
--------------------------------------------------------------------------------
Connecticut - 1.2%
     1,000,000   Connecticut State Health and Educational
                   Facilities Authority Revenue, (Edgehill Issue),
                   Series B, 3.85%, 7/1/04                             1,000,000
--------------------------------------------------------------------------------
Delaware - 0.8%
       700,000   Wilmington Hospital Revenue, (Dates - Franciscan
                   Health System), Series A, 4.05%, 7/1/11               700,000
--------------------------------------------------------------------------------
Florida - 7.1%
     2,000,000   Broward County, Education Research and
                   Training Authority, (International Game and
                   Fish Assoc. Project), 3.70%, 8/1/04                 2,000,000
     3,000,000   Dade County, Apartment Revenue,
                   Series A, 3.95%, 10/1/09                            3,000,000
     1,000,000   St. Johns County Development Authority Revenue,
                   (VAW of America Project), 3.70%, 5/1/09             1,000,000
--------------------------------------------------------------------------------
                                                                       6,000,000
--------------------------------------------------------------------------------
Hawaii - 4.5%
                 Hawaii State Housing Finance and Development
                   Corp. Revenue, (Rental Housing System):
     3,200,000       Series A, 3.80%, 7/1/25                           3,200,000
       600,000       Series B, 3.80%, 7/1/25                             600,000
--------------------------------------------------------------------------------
                                                                       3,800,000
--------------------------------------------------------------------------------
Illinois - 3.5%
    $  649,070   Village of Franklin Park, (AM Castle and
                   Company Project), 3.90%, 6/1/17                    $  649,070
       187,500   Village of Rosemont, (AM Castle and Company
                   Project), 3.90%, 9/1/17                               187,500
     2,100,000   Wood Dale Industrial Development Revenue,
                    (Nippon Express, Inc. Project), 3.85%, 6/1/00      2,100,000
--------------------------------------------------------------------------------
                                                                       2,936,570
--------------------------------------------------------------------------------
Kansas - 1.8%
     1,045,000   Shawnee Industrial Development Revenue,
                   (Shawnee Village Association Project),
                    3.75%, 12/1/09                                     1,045,000
       500,000   Wichita Kansas XXV Revenue, (CSJ Health
                    Systems Project), 3.85%, 10/1/02                     500,000
--------------------------------------------------------------------------------
                                                                       1,545,000
--------------------------------------------------------------------------------
Kentucky - 1.2%
     1,000,000   Mayfield Multi-City Lease Revenue, (League of
                   Cities Funding Transportation Project),
                   3.80%, 7/1/26                                       1,000,000
--------------------------------------------------------------------------------
Louisiana - 3.3%
     1,400,000   Louisiana Public Facilities Authorization
                   Revenue Industrial Development, (Gulf
                   Breeze Project), 3.85%, 12/1/14                     1,400,000
     1,385,000   Sulphur Industrial Development Revenue,
                   (La Quinta Inns Project), 3.70%, 12/1/04            1,385,000
--------------------------------------------------------------------------------
                                                                       2,785,000
--------------------------------------------------------------------------------
Maryland - 0.2%
       200,000   Frederick General Obligation, 3.95%, 8/1/11             200,000
--------------------------------------------------------------------------------
Minnesota - 4.5%
     2,600,000   Golden Valley Industrial Development Revenue,
                   (Unicare Homes Project), 3.95%, 9/1/14              2,600,000
     1,200,000   Robbinsdale Industrial Development Revenue,
                   (Unicare Homes Project), 3.95%, 10/1/14             1,200,000
--------------------------------------------------------------------------------
                                                                       3,800,000
--------------------------------------------------------------------------------
Missouri - 2.9%
       973,000   Kansas City Industrial Development Authority,
                   (AM Castle and Company Project),
                    3.90%, 6/1/10                                        973,000
                 Missouri State Health and Educational Facilities
                   Authority Revenue:
       200,000     (St. Louis University Project), 4.05%, 12/1/05        200,000
       700,000     (Washington University Project), 4.10%, 9/1/30        700,000
       600,000   West Plains Industrial Revenue Authority,
                   (West Plain Manor Project), 4.00%, 11/1/10            600,000
--------------------------------------------------------------------------------
                                                                       2,473,000
--------------------------------------------------------------------------------
New York - 3.6%
     2,200,000   New York State Dormitory Authority,
                   (St. Francis Center At The Knolls Revenue
                   Project), 4.15%, 7/1/23                             2,200,000
       900,000   Ontario County Industrial Development Authority,
                   (Eastman Kodak V Association Project),
                   4.05%, 8/1/15                                         900,000
--------------------------------------------------------------------------------
                                                                       3,100,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    21

              JANUS TAX-EXEMPT MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Ohio - 4.9%
    $3,600,000   Cuyahoga County Hospital Revenue, (University
                   Hospitals - Cleveland), 4.20%, 1/1/16              $3,600,000
       590,000   Ohio Industrial Development Revenue,
                   (AM Castle and Company Project),
                   3.90%, 12/1/06                                        590,000
--------------------------------------------------------------------------------
                                                                       4,190,000
--------------------------------------------------------------------------------
Oklahoma - 3.4%
     2,900,000   Tulsa Home Finance Authority, (Greenbriar
                   Project), Series B, 3.75%, 3/15/05                  2,900,000
--------------------------------------------------------------------------------
Oregon - 0.2%
                 Umatilla County Hospital Facilities Authority
                   Revenue, (Franciscan Health System):
       100,000       Series A, 4.05%, 12/1/24                            100,000
       100,000       Series B, 4.05%, 12/1/24                            100,000
--------------------------------------------------------------------------------
                                                                         200,000
--------------------------------------------------------------------------------
Pennsylvania - 5.2%
     1,100,000   Lehigh County General Purpose Authority
                   Revenue, (Lehigh Valley Hospital), Series A,
                   4.00%, 7/1/28                                       1,100,000
     2,000,000   Northeastern Hospital and Education
                   Authority Revenue, (Allhealth Pooled
                   Financing Program), 3.75%, 7/1/26                   2,000,000
     1,300,000   Venango Industrial Development Authority,
                   (Pennzoil Company Project), Series A,
                   4.00%, 12/1/12                                      1,300,000
--------------------------------------------------------------------------------
                                                                       4,400,000
--------------------------------------------------------------------------------
South Carolina - 1.7%
       700,000   South Carolina Educational Facilities Authority
                   for Private Nonprofit Institutions, (Morris
                   College Project), 3.70%, 7/1/07                       700,000
       730,000   South Carolina Jobs Economic Development
                   Authority, (St. Francis Hospital Economic
                   Development Revenue Project), 4.05%, 7/1/22           730,000
--------------------------------------------------------------------------------
                                                                       1,430,000
--------------------------------------------------------------------------------
Tennessee - 0.7%
       200,000   Hamilton County Industrial Development
                   Revenue, (Komatsu America Manufacturing
                   Project), 3.85%, 11/1/05                              200,000
       200,000   Nashville Metropolitan Airport Authority
                   Facilities Revenue, (American Airlines
                   Project), Series A, 4.05%, 10/1/12                    200,000
       200,000   Sullivan County Tennessee Industrial
                   Development Board Pollution Control
                   Revenue, (Mead Corp. Project), 4.05%,
                   11/1/15                                               200,000
--------------------------------------------------------------------------------
                                                                         600,000
--------------------------------------------------------------------------------
Texas - 4.7%
                 Grapevine Industrial Development Corp.,
                   (American Airlines), Variable Rate:
       800,000       Series A-2, 4.05%, 12/1/24                          800,000
       300,000       Series B-1, 4.05%, 12/1/24                          300,000
       600,000       Series B-4, 4.05%, 12/1/24                          600,000
                 Harris County Health Facilities and
                   Development Corp. Revenue, (St. Lukes
                   Episcopal Hospital):
       900,000       Series A, 4.05%, 2/15/27                            900,000
     1,120,000       Series B, 4.05%, 2/15/27                          1,120,000
       200,000   Metropolitan Higher Education Authority,
                   (University of Dallas Project),
                   3.90%, 12/1/04                                        200,000
--------------------------------------------------------------------------------
Texas - (continued)
      $100,000   North Central Texas Health Facility Development
                   Corp. Revenue, (Presbyterian Medical Center),
                   Series D, 4.05%, 12/1/15                            $ 100,000
--------------------------------------------------------------------------------
                                                                       4,020,000
--------------------------------------------------------------------------------
Washington - 6.3%
     2,925,000   Washington State Housing Multi-family
                   Mortgage Revenue, (Pacific First Federal),
                   Series B, 3.80%, 10/1/20                            2,925,000
     2,400,000   Washington State Nonprofit Housing Revenue,
                   (Emerald Heights Project), 4.15%, 1/1/21            2,400,000
--------------------------------------------------------------------------------
                                                                       5,325,000
--------------------------------------------------------------------------------
Total Variable Rate Demand Notes (amortized cost $62,329,570)         62,329,570
--------------------------------------------------------------------------------
Bond Anticipation Notes - 2.4%
     1,000,000   Fall River, Massachusetts
                   4.25%, 8/14/98                                      1,002,632
     1,000,000   Summit County, Ohio
                   Series A, 4.50%, 6/4/98                             1,003,494
--------------------------------------------------------------------------------
Total Bond Anticipation Notes (amortized cost $2,006,126)              2,006,126
--------------------------------------------------------------------------------
General Obligation Notes - 17.0%
     1,000,000   Conyers - Rickdale - Big Haynes, Impoundment
                   Authority Revenue, 3.68%, 12/31/97                  1,000,111
       840,000   Harris County Health Facilities and
                   Development Corp. Revenue, (School
                   Health Care Systems), Series B, 4.00%,
                   7/1/98                                                840,234
       500,000   Kansas State Development Financial Authority
                   Revenue, (Dept. of Corrections El
                   Dorado), Series L, 4.80%, 2/1/98                      501,214
     1,600,000   Mattawan School District, 7.55%, 5/1/98               1,648,632
       955,000   Mississippi State Board of Trustees of Higher
                   Learning, Series A, 3.95%, 11/15/98                   955,000
                 Missouri State Health and Educational Facilities
                   Authority School District Advance
                   Funding Program:
       705,000       (Camdenton School District),
                     Series C, 4.50%, 9/14/98                            708,519
     1,240,000       (Windsor C-1 School District),
                     Series O, 4.50%, 9/14/98                          1,246,189
       400,000   Navajo County University School District No. 10,
                   4.25%, 7/1/98                                         400,888
       745,000   New Castle Area Hospital Authority Revenue,
                   (Jameson Memorial Hospital), 3.95%, 7/1/98            744,748
     2,235,000   North Central Texas Health Facility Development
                   Corp. Revenue, (Presbyterian Healthcare),
                   Series A, 6.12%, 6/1/98                             2,262,985
     1,650,000   North Slope, Series G, 8.35%, 6/30/98                 1,697,309
     1,385,000   University of Southern Alabama Hospital and
                   Auxiliary Revenue Certificates, 3.85%, 8/1/98       1,385,000
     1,000,000   Weslaco Health Facilities, (Knapp Medical
                   Center  Project),  Series B, 10.37%,  6/1/98        1,045,578
--------------------------------------------------------------------------------
Total General Obligation Notes (amortized cost $14,436,407)           14,436,407
--------------------------------------------------------------------------------
Put Bonds - 3.5%
     1,000,000   Dove Valley, Colorado Metropolitan District,
                   Arapahoe County, Series B, 3.90%, 11/1/25           1,000,000
     1,000,000   Interstate South Metropolitan District Colorado,
                   Series B, 3.75%, 11/1/14                            1,000,000
       985,000   Lombard, Illinois Multi-Family Housing,
                   (Clover Creek Apartments Project), 3.80%,
                   12/15/06                                              984,845
--------------------------------------------------------------------------------
Total Put Bonds (amortized cost $2,984,845)                            2,984,845
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    22

              JANUS TAX-EXEMPT MONEY MARKET FUND October 31, 1997

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Tax and Revenue Anticipation Notes - 2.4%
    $1,000,000   Campbell County, Wyoming School District No. 1
                   Gillette, Tax Anticipation Warrants, 4.15%,
                   6/29/98                                           $ 1,001,581
     1,000,000   New Mexico State Tax and Revenue Anticipation
                   Notes, 4.50%, 6/30/98                               1,004,003
--------------------------------------------------------------------------------
Total Tax and Revenue Anticipation Notes (amortized cost $2,005,584)   2,005,584
--------------------------------------------------------------------------------
Total Investments (total cost $83,762,532) - 98.7%                    83,762,532
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.3%          1,075,082
--------------------------------------------------------------------------------
Net  Assets  - 100%                                                  $84,837,614
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    23

                     STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                                     Janus         Janus
                                                        Janus          Janus        Federal     Short-Term
For the fiscal year ended October 31, 1997         Flexible Income  High-Yield     Tax-Exempt       Bond
(all numbers in thousands)                               Fund           Fund          Fund          Fund
---------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                             $50,554        $24,815        $3,028        $3,224
  Dividends                                              1,671            352            --            11
---------------------------------------------------------------------------------------------------------
                                                        52,225         25,167         3,028         3,235
---------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                          3,910          1,994           321           315
  Transfer agent fees and expenses                       1,398            534           138           135
  Registration fees                                        107             70            53            51
  Postage and mailing expenses                              98             33            15            16
  Custodian fees                                            80             54            26            29
  Printing expenses                                         79             25            11            12
  Audit fees                                                25             17            10             5
  Trustees' fees and expenses                                6              3            --            --
  Other expenses                                            39             31            18            18
---------------------------------------------------------------------------------------------------------
Total expenses                                           5,742          2,761           592           581
---------------------------------------------------------------------------------------------------------
Expense and fee offsets                                   (94)           (80)           (7)           (8)
---------------------------------------------------------------------------------------------------------
Net expenses                                             5,648          2,681           585           573
---------------------------------------------------------------------------------------------------------
Less: Excess expense reimbursement                          --           (19)         (237)         (258)
---------------------------------------------------------------------------------------------------------
                                                         5,648          2,662           348           315
---------------------------------------------------------------------------------------------------------
Net investment income                                   46,577         22,505         2,680         2,920
---------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
Net realized gain/(loss)
 from securities transactions                           17,479         16,365           517           484
Net realized gain/(loss)
 from foreign currency                                     182             59            --            --
Net realized gain/(loss) from
 futures or options contracts                          (2,786)             --         (319)          (77)
Change in net unrealized appreciation
 or depreciation of investments                         11,115          2,641         1,009           128
---------------------------------------------------------------------------------------------------------
Net gain/(loss) on investments                          25,990         19,065         1,207           535
---------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                             $72,567        $41,570        $3,887        $3,455
=========================================================================================================

An Explanation of the Statement of Operations
     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    24

               STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS


                                                                                 Janus         Janus
As of October 31, 1997                              Janus          Janus        Federal     Short-Term
(all numbers in thousands                      Flexible Income  High-Yield     Tax-Exempt       Bond
except net asset value per share)                    Fund           Fund          Fund          Fund
------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                $670,618       $272,410       $60,499       $56,269
======================================================================================================
Investments at value                               $694,281       $278,615       $61,965       $56,677
Cash                                                  4,194          1,511            89            88
Receivables:
  Investments sold                                   29,747         36,678         8,122            --
  Fund shares sold                                    1,555            996            75           402
  Dividends                                              44             44            --            --
  Interest                                           14,054          5,616           975         1,128
  Due from advisor                                       --             --            --            50
Other assets                                             --              1            24            --
------------------------------------------------------------------------------------------------------
    Total Assets                                    743,875        323,461        71,250        58,345
------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investments purchased                              14,075         15,974         9,053            --
  Fund shares repurchased                             1,800          5,628            40           367
  Dividends                                             305            120            21            --
  Advisory fee                                          361            203            31            31
  Transfer agent fee                                    118             54            13            13
Accrued expenses                                        115             60            37            26
------------------------------------------------------------------------------------------------------
    Total Liabilities                                16,774         22,039         9,195           437
------------------------------------------------------------------------------------------------------
Net Assets                                         $727,101       $301,422       $62,055       $57,908
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                     72,706         25,471         8,755        19,980
======================================================================================================
Net Asset Value Per Share                            $10.00         $11.83         $7.09         $2.90
======================================================================================================

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the fiscal period.
     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared on stocks owned but not yet received, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    25

                STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

For the fiscal year or                            Janus                    Janus                 Janus                Janus
period ended October 31                       Flexible Income            High-Yield        Federal Tax-Exempt     Short-Term Bond
(all numbers in thousands)                         Fund                     Fund                  Fund                 Fund
---------------------------------------------------------------------------------------------------------------------------------
                                             1997         1996        1997      1996(1)      1997      1996       1997      1996
---------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                      $46,577      $45,864     $22,505     $6,672      $2,680    $1,883     $2,920    $2,353
Net realized gain from
 investment transactions                    14,875       12,178      16,424      2,395         198       260        407       138
Change in unrealized net appreciation
 or depreciation of investments             11,115      (7,554)       2,641      3,565       1,009     (110)        128       118
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                  72,567       50,488      41,570     12,632       3,887     2,033      3,455     2,609
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders:
Net investment income*                    (46,546)     (45,865)    (22,392)    (6,672)     (2,680)   (1,884)    (2,920)   (2,352)
Net realized gain from
 investment transactions                   (1,192)           --     (2,396)         --          --        --         --        --
---------------------------------------------------------------------------------------------------------------------------------
Net decrease from
 dividends and distributions              (47,738)     (45,865)    (24,788)    (6,672)     (2,680)   (1,884)    (2,920)   (2,352)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                350,811      313,773     446,508    272,508      45,594    26,324     60,336    27,920
Reinvested dividends and distributions      40,664       38,575      22,048      5,896       2,247     1,553      2,720     2,169
Shares repurchased                       (292,858)    (333,675)   (394,849)   (73,431)    (31,851)  (15,761)   (46,467)  (37,679)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                 98,617       18,673      73,707    204,973      15,990    12,116     16,589   (7,590)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets      123,446       23,296      90,489    210,933      17,197    12,265     17,124   (7,333)
Net Assets:
Beginning of period                        603,655      580,359     210,933         --      44,858    32,593     40,784    48,117
---------------------------------------------------------------------------------------------------------------------------------
End of Period                             $727,101     $603,655    $301,422   $210,933     $62,055   $44,858    $57,908   $40,784
=================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)*  $687,691     $589,076    $278,679   $204,973     $62,041   $46,050    $60,328   $43,738
Undistributed net investment income*           610          394         142         --          --        --          1         2
Undistributed net realized
 gain/(loss) from investments*              15,135        1,635      16,395      2,395     (1,451)   (1,648)    (2,829)   (3,236)
Unrealized appreciation/
(depreciation) of investments               23,665       12,550       6,206      3,565       1,465       456        408       280
---------------------------------------------------------------------------------------------------------------------------------
                                          $727,101     $603,655    $301,422   $210,933     $62,055   $44,858    $57,908   $40,784
=================================================================================================================================
Transactions in Fund Shares:
Shares sold                                 36,058       32,701      39,057     25,145       6,489     3,784     20,891     9,842
Reinvested distributions                     4,173        4,031       1,928        538         320       223        942       764
---------------------------------------------------------------------------------------------------------------------------------
Total                                       40,231       36,732      40,985     25,683       6,809     4,007     21,833    10,606
Shares repurchased                        (30,105)     (34,947)    (34,479)    (6,718)     (4,535)   (2,263)   (16,092)  (13,292)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     10,126        1,785       6,506     18,965       2,274     1,744      5,741   (2,686)
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period      62,580       60,795      18,965         --       6,481     4,737     14,239    16,925
Shares outstanding end of period            72,706       62,580      25,471     18,965       8,755     6,481     19,980    14,239
=================================================================================================================================
Purchases and Sales of
 Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                 $1,015,048   $1,062,764    $990,668   $431,286    $160,242   $87,631    $57,906  $118,608
Proceeds from Sales of Securities          976,235    1,075,417     931,662    239,819     150,332    79,890     48,107   127,584
Purchases of Long-Term
 U.S. Government Obligations               302,415      147,498      24,923      1,115      10,028        --     17,687    54,851
Proceeds from Sales of Long-Term
 U.S. Government Obligations               260,655      155,967      25,205      1,141       7,045        --     10,416    60,549
=================================================================================================================================

(1) Fiscal period December 29, 1995 (inception) to October 31, 1996
* See Note 3 in Notes to Financial Statements

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gain distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.
     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    26

                       FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding throughout each fiscal year                 Janus Flexible Income Fund
or period ended October 31                       1997           1996           1995           1994           1993
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $9.65          $9.55          $8.96         $10.03          $9.26
------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                              .69            .73            .72            .74            .77
Net gains or (losses) on securities
 (both realized and unrealized)                    .37            .10            .59          (.86)            .79
------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.06            .83           1.31          (.12)           1.56
------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.69)          (.73)          (.72)          (.72)          (.77)
Distributions (from capital gains)               (.02)             --             --          (.23)          (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                              (.71)          (.73)          (.72)          (.95)          (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.00          $9.65          $9.55          $8.96         $10.03
==================================================================================================================
Total return*                                   11.48%          9.01%         15.35%        (1.26%)         17.48%
==================================================================================================================
Net assets, end of period (in thousands)      $727,101       $603,655       $580,359       $377,345       $473,116
Average net assets for the period
 (in thousands)                               $656,422       $603,694       $450,001       $428,962       $337,568
Ratio of gross expenses to
 average net assets**                            0.87%          0.88%          0.96%             NA             NA
Ratio of net expenses to
 average net assets**                            0.86%          0.87%          0.96%          0.93%       1.00%(3)
Ratio of net investment income
 to average net assets**                         7.10%          7.60%          7.91%          7.75%          7.96%
Portfolio turnover rate**                         207%           214%           250%           137%           201%
------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each fiscal year                Janus Federal Tax-Exempt Fund
or period ended October 31                        1997           1996           1995           1994         1993(1)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $6.92          $6.88          $6.45          $7.30          $7.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                              .35            .36            .36            .36            .14
Net gains or (losses) on securities
 (both realized and unrealized)                    .17            .04            .43          (.83)            .30
------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .52            .40            .79          (.47)            .44
------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.35)          (.36)          (.36)          (.36)          (.14)
Distributions (from capital gains)                  --             --             --          (.02)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                              (.35)          (.36)          (.36)          (.38)          (.14)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.09          $6.92          $6.88          $6.45          $7.30
==================================================================================================================
Total return*                                    7.72%          5.94%         12.60%        (6.62%)         6.33%*
==================================================================================================================
Net assets, end of period
 (in thousands)                                $62,055        $44,858        $32,593        $26,464        $27,331
Average net assets for the period
 (in thousands)                                $53,574        $36,312        $29,318        $28,384        $16,038
Ratio of gross expenses to
 average net assets**                         0.66%(4)       0.68%(4)       0.70%(4)             NA             NA
Ratio of net expenses to
 average net assets**                            0.65%          0.65%          0.65%          0.65%          0.75%
Ratio of net investment
 income to average net assets**                  5.00%          5.18%          5.43%          5.20%          4.58%
Portfolio turnover rate**                         304%           225%           164%           160%           124%
------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each fiscal year    Janus High-Yield Fund
or period ended October 31                              1997         1996(2)
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $11.12        $10.00
--------------------------------------------------------------------------------
Income from investment operations
Net investment income                                     .97           .80
Net gains or (losses) on securities
 (both realized and unrealized)                           .82          1.12
--------------------------------------------------------------------------------
Total from investment operations                         1.79          1.92
--------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                  (.97)         (.80)
Distributions (from capital gains)                      (.11)            --
--------------------------------------------------------------------------------
Total distributions                                    (1.08)         (.80)
--------------------------------------------------------------------------------
Net asset value, end of period                         $11.83        $11.12
================================================================================
Total return*                                          16.94%        19.71%
================================================================================
Net assets, end of period
 (in thousands)                                      $301,422      $210,933
Average net assets for the  period
 (in  thousands)                                     $266,213       $88,126
Ratio of gross expenses to
 average net assets**                                1.03%(5)      1.01%(5)
Ratio of net expenses to
 average net assets**                                   1.00%         1.00%
Ratio of net investment income
 to average net assets**                                8.45%         9.00%
Portfolio turnover rate**                                404%          324%
--------------------------------------------------------------------------------
(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993
(2) Fiscal period from December 29, 1995 (inception) to October 31, 1996
(3) The ratio was 1.01% in 1993 before voluntary waiver of certain fees incurred by the Fund.
(4) The ratio was 1.11% in 1997, 1.14% in 1996, 1.31% in 1995, 1.41% in 1994 and
    1.60% in 1993 before voluntary waiver of certain fees incurred by the Fund.
(5) The ratio was 1.04% in 1997 and 1.18% in 1996 before voluntary waiver of certain fees incurred by the Fund.

 * Total return not annualized for periods of less than one year
** Annualized for periods less than one year
NA - Disclosure not required for prior periods

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    27

                       FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding throughout each fiscal year                  Janus Short-Term Bond Fund
or period ended October 31                        1997           1996           1995           1994           1993
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $2.86          $2.84          $2.87          $3.02          $2.98
------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                              .17            .16            .18            .18            .14
Net gains or (losses) on securities
 (both realized and unrealized)                    .04            .02          (.03)          (.15)            .04
------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .21            .18            .15            .03            .18
------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.17)          (.16)          (.18)          (.17)          (.14)
Distributions (from capital gains)                  --             --             --          (.01)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                              (.17)          (.16)          (.18)          (.18)          (.14)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $2.90          $2.86          $2.84          $2.87          $3.02
==================================================================================================================
Total return*                                    7.70%          6.49%          5.55%          1.26%          6.17%
==================================================================================================================
Net assets, end of period
 (in thousands)                                $57,908        $40,784        $48,117        $54,285        $76,096
Average net assets for the period
 (in thousands)                                $48,421        $42,203        $47,383        $59,584        $36,794
Ratio of gross expenses to
 average net assets**                         0.67%(1)       0.67%(1)       0.66%(1)             NA             NA
Ratio of net expenses to
 average net assets**                            0.65%          0.65%          0.65%       0.65%(1)       0.83%(1)
Ratio of net investment income
 to average net assets**                         6.03%          5.57%          6.67%          6.08%          4.86%
Portfolio turnover rate**                         133%           486%           337%           346%           372%
------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.20% in 1997,  1.23% in 1996,  1.23% in 1995,  1.15% in 1994,
    and 1.40% in 1993 before voluntary waiver of certain fees incurred by the Fund.
 * Total return not annualized for periods of less than one year
** Annualized for periods less than one year
NA - Disclosure not required for prior periods

An Explanation of the Financial Highlights
     This schedule provides a per-share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios, and portfolio turnover rate.
     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share, which is comprised of dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights is the Funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.
     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the Funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset, and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets, along with any expense reimbursements.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Funds during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    28

                 STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

For the fiscal year or                           Janus       Janus Government Janus Tax-Exempt
period ended October 31, 1997                 Money Market     Money Market     Money Market
(all numbers in thousands)                        Fund             Fund             Fund
------------------------------------------------------------------------------------------
Investment Income:
  Interest                                      $195,066          $10,073           $2,982
------------------------------------------------------------------------------------------
                                                 195,066           10,073            2,982
------------------------------------------------------------------------------------------
Expenses:
  Advisory Fee for Investor Shares                   883              123               76
  Advisory Fee for Institutional Shares            2,546               57                3
  Advisory Fee for Service Shares*                     1                1               --
  Administrative Fee for Investor Shares           4,415              616              380
  Administrative Fee for Institutional Shares      1,273               28                2
  Adminstrative Fee for Service Shares*               --                1               --
  Service Fee for Service Shares                       2                3               --
  Audit Fees                                          15                8                8
  Trustees' Fees and Expenses                         32                2                1
  Interest Expenses                                   --               --                1
------------------------------------------------------------------------------------------
Total Expenses                                     9,167              839              471
------------------------------------------------------------------------------------------
Net Investment Income:                           185,899            9,234            2,511
------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss)
   from investment transactions                       98                8              (2)
------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                $185,997           $9,242           $2,509
==========================================================================================

* Period November 22, 1996 (inception) to October 31, 1997

           STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

As of October 31, 1997                           Janus          Janus Government  Janus Tax-Exempt
(all numbers in thousands                     Money Market        Money Market      Money Market
except net asset value)                           Fund                Fund              Fund
----------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                $3,992,906           $172,798           $83,763
  Cash                                                 16                137                68
  Receivables:
    Investments Sold                                   --                 --             1,000
    Fund Shares Sold                                5,977              1,006             1,623
    Interest                                       24,984                368               638
----------------------------------------------------------------------------------------------
Total Assets                                    4,023,883            174,309            87,092
----------------------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments Purchased                         104,346                 --                --
    Fund Shares Repurchased                        93,952              5,661             2,208
    Dividends and Distributions                    10,663                 37                 1
    Advisory Fee                                      379                 14                 7
    Administrative Fee                                579                 55                32
    Service Fees                                        2                 --                --
    Audit Fee                                          11                  5                 5
    Trustees' Expenses                                  2                 --                --
    Interest Expenses                                  --                 --                 1
----------------------------------------------------------------------------------------------
Total Liabilities                                 209,934              5,772             2,254
----------------------------------------------------------------------------------------------
Total Net Assets                               $3,813,949           $168,537           $84,838
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)                  3,813,949            168,537            84,838
----------------------------------------------------------------------------------------------
Net Asset Value Per Share                           $1.00              $1.00             $1.00
==============================================================================================

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    29

            STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

For the fiscal year or                            Janus                 Janus Government        Janus Tax-Exempt
period ended October 31                        Money Market               Money Market            Money Market
(all numbers in thousands)                         Fund                       Fund                    Fund
-----------------------------------------------------------------------------------------------------------------
                                            1997(1)          1996      1997(1)       1996      1997(1)      1996
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                      $185,899        $81,188      $9,234      $8,358      $2,511     $2,279
Net realized gain/(loss)
 from investment transactions                    98             99           8           9         (2)        (1)
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in
 net assets resulting from operations       185,997         81,287       9,242       8,367       2,509      2,278
-----------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
Net investment income:
  Investor Shares                          (44,924)       (33,875)     (6,112)     (5,507)     (2,384)    (2,211)
  Institutional Shares                    (140,928)       (47,313)     (3,063)     (2,851)       (125)       (67)
  Service Shares                               (47)             --        (60)          --          --         --
Net realized gain/(loss)
 from investment transactions:
  Investor Shares                              (22)           (39)         (5)         (6)          --         --
  Institutional Shares                         (76)           (60)         (2)         (3)          --         --
  Service Shares                                 --             --          --          --          --         --
-----------------------------------------------------------------------------------------------------------------
Net decrease from
 dividends and distributions              (185,997)       (81,287)     (9,242)     (8,367)     (2,509)    (2,278)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold:
  Investor Shares                         4,205,232      1,457,473     250,916     121,998     244,419     89,300
  Institutional Shares                   57,798,535     24,946,671     671,494     648,284      37,249     38,832
  Service Shares                             17,775             --       2,557          --          10         --
Reinvested dividends and distributions:
  Investor Shares                            42,784         32,696       5,901       5,320       2,281      2,141
  Institutional Shares                       32,270         15,684       2,569       2,267         113         43
  Service Shares                                 47             --          32          --          --         --
Shares repurchased:
  Investor Shares                       (3,989,256)    (1,359,501)   (242,091)   (129,217)   (240,069)   (84,282)
  Institutional Shares                 (56,765,454)   (23,561,697)   (697,778)   (635,225)    (35,750)   (48,120)
  Service Shares                            (7,481)             --     (1,961)          --          --         --
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions               1,334,452      1,531,326     (8,361)     13,427       8,253     (2,086)
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets     1,334,452      1,531,326     (8,361)      13,427       8,253    (2,086)
Net Assets beginning of period            2,479,497        948,171     176,898     163,471      76,585     78,671
-----------------------------------------------------------------------------------------------------------------
Net Assets end of period                 $3,813,949     $2,479,497    $168,537    $176,898     $84,838    $76,585
=================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)  $3,813,949     $2,479,497    $168,537    $176,898     $84,838    $76,585
Undistributed net realized
 gain/(loss) from investments                    --             --          --          --          --         --
-----------------------------------------------------------------------------------------------------------------
                                         $3,813,949     $2,479,497    $168,537    $176,898     $84,838    $76,585
=================================================================================================================
Transactions in Fund Shares -
 Investor Shares
Shares Sold                               4,205,232      1,457,473     250,916     121,998     244,419     89,300
Reinvested dividends and distributions       42,784         32,696       5,901       5,320       2,281      2,141
-----------------------------------------------------------------------------------------------------------------
Total                                     4,248,016      1,490,169     256,817     127,318     246,700     91,441
Shares repurchased                      (3,989,256)    (1,359,501)   (242,091)   (129,217)   (240,069)   (84,282)
-----------------------------------------------------------------------------------------------------------------
Net increase(decrease) in fund shares       258,760        130,668      14,726     (1,899)       6,631      7,159
-----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period   773,887        643,219     117,408     119,307      74,638     67,479
Shares outstanding at end of period       1,032,647        773,887     132,134     117,408      81,269     74,638
=================================================================================================================
Transactions in Fund Shares -
 Institutional Shares
Shares Sold                              57,798,535     24,946,671     671,494     648,284      37,249     38,832
Reinvested dividends and distributions       32,270         15,684       2,569       2,267         113         43
-----------------------------------------------------------------------------------------------------------------
Total                                    57,830,805     24,962,355     674,063     650,551      37,362     38,875
Shares repurchased                     (56,765,454)   (23,561,697)   (697,778)   (635,225)    (35,750)   (48,120)
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in fund shares    1,065,351      1,400,658    (23,715)      15,326       1,612    (9,245)
-----------------------------------------------------------------------------------------------------------------
Shares outstanding at
 beginning of period                      1,705,610        304,952      59,490      44,164       1,947     11,192
Shares outstanding at
 end of period                            2,770,961      1,705,610      35,775      59,490       3,559      1,947
=================================================================================================================
Transactions in Fund Shares -
 Service Shares
Shares Sold                                  17,775             --       2,557          --          10         --
Reinvested dividends and distributions           47             --          32          --          --         --
-----------------------------------------------------------------------------------------------------------------
Total                                        17,822             --       2,589          --          10         --
Shares repurchased                          (7,481)             --     (1,961)          --          --         --
-----------------------------------------------------------------------------------------------------------------
Net increase(decrease) in fund shares        10,341             --         628          --          10         --
-----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period        --             --          --          --          --         --
Shares outstanding at end of period          10,341             --         628          --          10         --
=================================================================================================================

(1) Fiscal period November 22, 1996 (inception) to October 31, 1997 for Service Shares

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    30

                   FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

                                                            Janus                            Janus Government
For a share outstanding throughout                      Money Market                            Money Market
each fiscal year or period ended October 31                  Fund                                    Fund
-------------------------------------------------------------------------------------------------------------------------
Investor Shares                                1997          1996        1995(1)        1997         1996         1995(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period                          $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .05           .05           .04          .05           .05           .04
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .05           .05           .04          .05           .05           .04
-------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.05)         (.05)         (.04)        (.05)         (.05)         (.04)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions             (.05)         (.05)         (.04)        (.05)         (.05)         (.04)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
=========================================================================================================================
Total return*                                 5.23%         5.13%         3.95%        5.11%         5.03%         3.90%
=========================================================================================================================
Net assets at end of period
 (in thousands)                          $1,032,647      $773,887      $643,219     $132,133      $117,408      $199,307
Average net assets for
 the period (in thousands)                 $883,052      $676,334      $461,311     $123,193      $112,059       $87,906
Ratio of expenses to
 average net assets**                      0.60%(4)      0.60%(4)      0.60%(4)     0.60%(4)      0.60%(4)      0.60%(4)
Ratio of net investment income
 to average net assets**                      5.09%         5.01%         5.56%        5.42%         4.91%         5.40%
-------------------------------------------------------------------------------------------------------------------------

                                                       Janus Tax-Exempt
For a share outstanding throughout                       Money Market
each fiscal year or period ended October 31                  Fund
-----------------------------------------------------------------------------
Investor Shares                                1997          1996       1995(1)
-----------------------------------------------------------------------------
Net asset value at
 beginning of period                          $1.00        $1.00        $1.00
-----------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .03          .03          .02
-----------------------------------------------------------------------------
Total from investment operations                .03          .03          .02
-----------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.03)        (.03)        (.02)
-----------------------------------------------------------------------------
Total dividends and distributions             (.03)        (.03)        (.02)
-----------------------------------------------------------------------------
Net asset value at end of period              $1.00        $1.00        $1.00
=============================================================================
Total return*                                 3.20%        3.27%        2.40%
=============================================================================
Net assets at end of period
 (in thousands)                             $81,268      $74,638      $67,479
Average net assets for
 the period (in thousands)                  $75,929      $68,695      $57,366
Ratio of expenses to
 average net assets**                      0.60%(4)     0.60%(4)     0.60%(4)
Ratio of net investment income
 to average net assets**                      3.14%        3.22%        3.38%
-----------------------------------------------------------------------------

                                                            Janus                              Janus Government
For a share outstanding throughout                       Money Market                            Money Market
each fiscal year or period ended October 31                  Fund                                    Fund
----------------------------------------------------------------------------------------------------------------------
Institutional Shares                           1997          1996        1995(2)        1997         1996       1995(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $1.00         $1.00         $1.00        $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .06           .05           .03          .05          .05          .03
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                .06           .05           .03          .05          .05          .03
----------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.06)         (.05)         (.03)        (.05)        (.05)        (.03)
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions             (.06)         (.05)         (.03)        (.05)        (.05)        (.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $1.00         $1.00         $1.00        $1.00        $1.00        $1.00
======================================================================================================================
Total return*                                 5.71%         5.61%         3.25%        5.58%        5.50%        3.20%
======================================================================================================================
Net assets at end of period
 (in thousands)                          $2,770,961    $1,705,610      $304,952      $35,776      $59,490      $44,164
Average net assets for
 the period (in thousands)               $2,545,294      $874,431      $202,427      $56,801      $53,398      $24,748
Ratio of expenses to
 average net assets**                      0.15%(5)      0.15%(5)      0.15%(5)     0.15%(5)     0.15%(5)     0.15%(5)
Ratio of net investment
income to average net assets**                5.54%         5.41%         5.86%        6.04%        5.34%        5.75%
----------------------------------------------------------------------------------------------------------------------

                                                       Janus Tax-Exempt
For a share outstanding throughout                       Money Market
each fiscal year or period ended October 31                  Fund
--------------------------------------------------------------------------------
Institutional Shares                          1997           1996        1995(2)
--------------------------------------------------------------------------------
Net asset value at
 beginning of period                          $1.00         $1.00         $1.00
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .04           .04           .02
--------------------------------------------------------------------------------
Total from investment operations                .04           .04           .02
--------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.04)         (.04)         (.02)
--------------------------------------------------------------------------------
Total dividends and distributions             (.04)         (.04)         (.02)
--------------------------------------------------------------------------------
Net asset value at end of period              $1.00         $1.00         $1.00
================================================================================
Total return*                                 3.67%         3.74%         2.09%
================================================================================
Net assets at end of period
 (in thousands)                              $3,560        $1,947       $11,192
Average net assets for
 the period (in thousands)                   $3,466        $1,754        $1,115
Ratio of expenses to
 average net assets**                      0.15%(5)      0.15%(5)      0.15%(5)
Ratio of net investment
 income to average net assets**               3.94%         3.82%         3.82%
--------------------------------------------------------------------------------

                                                  Janus         Janus Government   Janus Tax-Exempt
For a share outstanding throughout            Money Market        Money Market       Money Market
each fiscal year or period ended October 31       Fund                Fund                Fund
-----------------------------------------------------------------------------------------------
Service Shares                                   1997(3)             1997(3)             1997(3)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period            $1.00               $1.00               $1.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .05                 .05                 .03
-----------------------------------------------------------------------------------------------
Total from investment operations                    .05                 .05                 .03
-----------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)            (.05)               (.05)               (.03)
-----------------------------------------------------------------------------------------------
Total dividends and distributions                 (.05)               (.05)               (.03)
-----------------------------------------------------------------------------------------------
Net asset value at end of period                  $1.00               $1.00               $1.00
===============================================================================================
Total return*                                     5.14%               5.01%               3.22%
===============================================================================================
Net assets at end of period
 (in thousands)                                 $10,341                $628                 $10
Average net assets for the
 period (in thousands)                             $913              $1,141                 $10
Ratio of expenses to
 average net assets**                          0.40%(6)            0.40%(6)            0.40%(6)
Ratio of net investment income
 to average net assets**                          5.02%               5.23%               3.17%
-----------------------------------------------------------------------------------------------

 * Total return is not annualized for per iods of less than one year
** Annualized
(1) Fiscal period  February 15, 1995  (inception) to October 31, 1995
(2) Fiscal period April 17, 1995 (inception) to October 31, 1995
(3) Fiscal period November 22, 1996 (inception) to October 31, 1997
(4) The ratio was .70% before voluntary reduction of fees.
(5) The ratio was .35% before  voluntary  reduction of fees.
(6) The ratio was .60% before voluntary reduction of fees.

See Notes to Financial Statements

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    31

                       NOTES TO SCHEDULES OF INVESTMENTS

Adjustable Rate Preferred Stock Dividend Rates are as of 10/31/97.

 * Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 1997.

2) Money Market Funds may hold securities with stated maturities of greater than one year when those securities have features which allow the Fund to "put" back the security to the issuer or to a third party within a year of acquisition. The maturity date shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by the Fund are fully collateralized and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CAD  Canadian Dollar

DEM  German Deutschemark

                         NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
   Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.
   "Investor Shares" are available to the general public and "Institutional Shares" are available only to investors that meet the $250,000 minimum account size, and allow wire transactions only.
   Effective November 22, 1996, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund began offering a new class of shares "Service Shares." Service Shares are available exclusively through banks and other financial institutions.
   The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
   Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
   The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.
   Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    32

                         NOTES TO FINANCIAL STATEMENTS

   Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.
   Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.
   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
   The Funds may enter into "futures contracts" and "options" on securities, financial indexes, and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Additional Investment Risk
   Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

Dividend Distributions and Expenses
   Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes
   The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1997, 100% were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Agreement and Other Transactions with Affiliates
   The advisory agreement with the Bond Funds spells out the fee that the Funds must pay. Each of the Funds are subject to the following schedule:

                              Average Daily Net     Annual Rate    Expense Limit
Fee Schedule                  Assets of Fund     Percentage (%)   Percentage (%)

--------------------------------------------------------------------------------
Janus Flexible Income Fund    First $300 Million            .65            1.00*
                              Over $300 Million             .55
--------------------------------------------------------------------------------
Janus High-Yield Fund         First $300 Million            .75            1.00*
                              Over $300 Million             .65
--------------------------------------------------------------------------------
Janus Federal                 First $300 Million            .60             .65*
Tax-Exempt Fund               Over $300 Million             .55
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund    First $300 Million            .65             .65*
                              Over $300 Million             .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

   Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has voluntarily agreed to reduce its advisory fee for the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has voluntarily agreed to reduce the administrative fee to .05% and .05% on the Institutional Shares and Service Shares, respectively. The Service Shares have class-specific expenses called service fees and this fee is
 .25%. All other expenses of the Money Market Funds, except Trustees fees and expenses, audit fees and interest expenses, are paid by Janus Capital.
   Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.
   Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.
   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 1997, are noted below.

DST Fees
--------------------------------------------------------------------------------
Janus Flexible Income Fund                             $259,746
--------------------------------------------------------------------------------
Janus High-Yield Fund                                    77,312
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                            44,104
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund                               50,229
--------------------------------------------------------------------------------

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    33

                         NOTES TO FINANCIAL STATEMENTS

3. Federal Income Tax
   The funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.
   Net capital loss carryovers noted below as of October 31, 1997, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2003. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1997, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                            at October 31, 1997                      at October 31, 1997
                            -------------------  ----------------------------------------------------------
                                                                                                   Net
                              Net Capital Loss   Federal Tax     Unrealized      Unrealized   Appreciation/
                                  Carryovers         Cost       Appreciation   (Depreciation) (Depreciation)
-----------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                 --    $671,073,308    $25,092,998    ($1,885,567)    $23,207,431
-----------------------------------------------------------------------------------------------------------
Janus High-Yield Fund                      --     272,434,736      8,863,976     (2,684,013)      6,179,963
-----------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund    ($1,420,783)      60,529,813      1,445,010         (9,981)      1,435,029
-----------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund        (2,818,603)      56,278,899        432,889        (35,028)        397,861
-----------------------------------------------------------------------------------------------------------

   Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended October 31, 1997, have been reclassified among the components of net assets as follows:

                                  Undistributed     Undistributed
                                  Net Investment     Net Realized       Paid-In
                                      Income       Gains and Losses     Capital
--------------------------------------------------------------------------------
Janus Flexible Income Fund           $183,992         ($182,697)       ($1,295)
--------------------------------------------------------------------------------
Janus High-Yield Fund                  29,905           (29,905)             --
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund              --              (985)            985
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund            (1,108)              1,108             --
--------------------------------------------------------------------------------

          JANUS INCOME FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    34

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Janus Investment Fund

In our opinion, the accompanying Statements of Assets and Liabilities, including the Schedules of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1997, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997, by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

/s/Price Waterhouse LLP


Denver, Colorado
December 2, 1997

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